                                                                   EXHIBIT 10.08
                                                                   -------------

                    Third Party Service Provider Agreement

                                By and Between

                               Davox Corporation

                                      and

                      Grumman Systems Support Corporation

Third Party Service Provider Agreement
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                               TABLE OF CONTENTS

1.0   APPOINTMENT OF GSSC............................................   2
2.0   TERM...........................................................   3
3.0   GSSC RESPONSIBILITIES..........................................   4
4.0   DAVOX/(R)/'s RESPONSIBILITIES..................................   5
5.0   CHARGES, INVOICES, PAYMENT AND TAXES...........................   7
6.0   GSSC PERFORMANCE EVALUATION....................................   7
7.0   DEFAULT AND TERMINATION........................................   7
8.0   TITLE, RISK OF LOSS............................................   8
9.0   FORCE MAJEURE..................................................   8
10.0  CONFIDENTIAL INFORMATION & PROPRIETARY MATERIAL................   9
11.0  INSURANCE AND INDEMNITY........................................   9
12.0  GENERAL LIMITATION OF LIABILITY................................  10
13.0  INDEPENDENT CONTRACTOR.........................................  11
14.0  HIRING/COMPETITION.............................................  12
15.0  GENERAL PROVISIONS.............................................  12
16.0  INFRINGEMENT INDEMNIFICATION...................................  13
17.0  MARKS..........................................................  13

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Third Party Service Provider Agreement
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This Third Party Service Provider Agreement ("Agreement") entered into this
25/th/ day of May, 1999 (the "Effective Date") by and between DAVOX(R) Corporation., a corporation organized under the laws of the State of Delaware, hereinafter referred to as "DAVOX(R)", with its principal place of business at 6 Technology Park Drive, Westford, Massachusetts, 01886 and Grumman Systems Support Corporation, a corporation organized under the laws of Maryland with its principal place of business at 10 Orville Drive, Bohemia NY 11716, herein referred to as "GSSC", sets forth the terms and conditions under which GSSC will provide Maintenance Services (as hereinafter defined) to DAVOX's(R) end user customers ("Customers").

DEFINITIONS

"Customer" means an entity which purchases Products directly or indirectly from DAVOX(R) for internal use and not for resale and who has requested to purchase maintenance services for such Products from DAVOX(R).


1.   "Hardware" means the hardware provided by DAVOX(R) to GSSC or Customers.

2. "Product(s)" means any standalone or combination of Hardware and Software relating to DAVOX(R) CAS and UNISON(R) systems listed in Exhibit D, including any future replacement system.

3. "Software" means all software system programs proprietary to DAVOX(R), and provided by DAVOX(R) in machine readable, object printed, or interpreted form, including any modifications, improvements, updates, enhancements or extensions thereto or copies thereof, and including flow charts, logic diagrams, program listings and operating instructions.

4. "Territory" means the specific Customer sites in the United States and Canada agreed upon by DAVOX(R) and GSSC for GSSC to perform maintenance service.

5. "Work Order Number" means that number which DAVOX(R) issues to GSSC to authorize GSSC to make a service call pursuant to a previously issued Work Authorization Form. Such Work Order Numbers will normally be provided by DAVOX(R) to GSSC on a verbal, Fax or electronic basis to the service dispatch facility as designated by GSSC. Requests for service from the Customer are not valid requests, and any such calls acted on by GSSC shall be at the sole risk, cost and expense of GSSC. Consequently, GSSC shall have no obligation to respond to customer originated service calls.

6. "Work Authorization Forms" means that certain document which DAVOX(R) issues to GSSC to authorize GSSC to perform Maintenance Service for a specific Customer, for specific Product, at a specific location. This document will specify the commencement date(s) and any special requirements of DAVOX(R) and/or the Customer, (Exhibit G).

7. "Certified Representative" means GSSC's employee trained by DAVOX(R) or trained by GSSC's certified trainer, as trained and certified by DAVOX(R), on the Products to be maintained in accordance with Exhibit B.

8. "OEM Equipment" means any non-DAVOX(R) manufactured call center hardware or other equipment which DAVOX(R) may distribute to its Customers and/or for which the Customers purchase maintenance services from DAVOX(R).

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                                       1                                05/17/99
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"Prelude TM" is a non-expandable, eight (8) slot variation of the DAVOX(R)
UNISON(R) system.

"System" or "Call Center System" means the Hardware and Software integrated therewith into a Customer's call center management system.

"Maintenance Service" shall mean those services necessary or expended in the resolution of a reported trouble, fault or failure within a DAVOX(R) Unison or CAS system.

"Parts" or "Spare Parts" shall mean those hardware components, Field Replaceable Units (FRU's), peripheral components, printed circuit boards (PCB's) or whole unit computing devices including printers, drives and any other such hardware devices used in the restoration to an operating condition the DAVOX(R) Unison or CAS systems described herein.

"Good Working Condition" is the operating condition of a particular hardware component, unit, computing device defined by the operating parameters and performance standards established and published by the manufacturer in the operation of the manufactured equipment.

In consideration of the terms herein set forth, DAVOX(R) and GSSC agree as follows:

1.0  APPOINTMENT OF GSSC

1.1 DAVOX(R) hereby appoints GSSC as its exclusive service representative within the Territory pursuant to the terms and conditions of this Agreement, except as otherwise provided in this Agreement or where DAVOX(R) distributors have sold System(s) and through agreement(s) with DAVOX(R) are eligible to provide all, or a portion of the required Product support services or when DAVOX(R) is otherwise restricted by its Customer's requirements. GSSC agrees, during the term of this agreement, not to solicit or otherwise enter into relationships with an entity which is a direct or indirect DAVOX(R) competitor, nor to enter into a materially similar agreement with any such entity. Except as otherwise provided herein, (R) the parties agree during the term of this Agreement, not to solicit or enter into similar relationships with an entity which is a direct or indirect competitor of GSSC for like service of Products . The foregoing shall in no way restrict DAVOX(R)'s right to solicit comparison services and pricing from GSSC competitors in anticipation of a renewal or termination of this Agreement nor restrict DAVOX(R)'s right not to renew this Agreement upon any future expiration.

1.2 Subject to the provisions of Section 1.1 hereof, when DAVOX(R) has an obligation to provide Maintenance Service (as defined in Exhibit `A') pursuant to the terms and conditions of contracts by and between DAVOX(R) and its Customers, DAVOX(R) shall appoint GSSC in accordance with the following:

     A. DAVOX(R) shall appoint GSSC as its service representative to provide Maintenance Service for Customers located within the Territory. These Customers will be serviced from the city set forth in Exhibit F which is geographically closest to the System installation site (the "Service Cities").

     B. Service Cities may be added to the GSSC Service City Schedule from time to time and GSSC shall provide DAVOX(R) with written notice within ten (10) days of such addition(s). In the event that a new Service City is requested to be added by DAVOX(R), GSSC shall conduct necessary and appropriate research and financial analysis to determine the

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                                       2                                05/17/99
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          commercial practicality of such a request. GSSC shall honor such requests subject to such GSSC research findings and mutually agreeable terms between the parties.

     C. Service Cities may be deleted from the GSSC Service City Schedule from time to time upon not less than ninety (90) day's prior written notice to DAVOX(R). In the event a Service City is deleted, GSSC and DAVOX(R) agree that Maintenance Service coverage may be handled, at DAVOX'(R)'s option, as follows:

     D. (i) GSSC shall continue to provide Maintenance Service coverage to Customers previously serviced from the deleted Service City utilizing resources from another Service City or other GSSC location. Such Service coverage will be made available for 12 months or through the end of any then current maintenance contracts between Customer and DAVOX(R)., whichever is less. Neither DAVOX(R) nor its Customers shall incur any additional charges for coverage furnished from an alternative location under this provision. DAVOX(R) shall use reasonable efforts to make any contract changes with its Customers which may be necessary to reflect that such Service shall be provided from GSSC's alternative location; or

     E. (ii) DAVOX(R) shall have the right, without penalty, to make alternative arrangements for the provision of Maintenance Services to Customers who were previously serviced from such deleted Service Cities. Any such arrangements shall not be deemed a breach by DAVOX(R) of the exclusivity granted in Section 1.1 of this Agreement.

     F. In the event that GSSC deletes a Service City or is in default of its obligation hereunder, or refuses to furnish Maintenance Services to a Customer, DAVOX(R) shall have the right, without penalty, to establish alternate forms of Maintenance Service coverage, including, without limitation, providing services itself or through a non-GSSC related third party service provider.

     G. In the event a Customer requests that DAVOX(R) provide Maintenance Service directly and not through a third party, DAVOX(R) shall use its reasonable efforts to obtain Customer's permission for GSSC to directly contact Customer, in combination with DAVOX(R) sales personnel, for the purpose of promoting GSSC as DAVOX(R)'s service representative. In such case, DAVOX(R) will make reasonable efforts, as appropriate in DAVOX(R)'s determination, to encourage Customer to accept Maintenance Services through GSSC. Notwithstanding anything herein to the contrary, DAVOX(R) shall not be obligated to appoint GSSC as its service representative with respect to any Customer who has requested or who requests that DAVOX(R) provide maintenance directly and not through a third-party.

1.3 Products, subject to Maintenance Service under the terms of this Agreement, will be added, deleted and/or revised under this Agreement by means of Work Authorization Form prepared and signed by DAVOX(R) and submitted to GSSC.

2.0  TERM

2.1 This Agreement will commence on the Effective Date. Unless otherwise determined as provided herein, this Agreement will have a term of three (3) years (the "Term"), with subsequent amendment(s) for continuance of service, unless terminated by either party pursuant to the provisions hereof. Either party will have the right to terminate this Agreement as of the end of the

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                                       3                                05/17/99
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Term or as of the end of any subsequent annual renewal thereof, upon not less than 90 days' prior written notice to the other party.

3.0  GSSC RESPONSIBILITIES

GSSC's responsibilities to provide Maintenance Services hereunder shall include:

3.1 Rendering Maintenance Service, subject to the terms and conditions set forth herein and in (Exhibit A) for the Customers and Product listed on the Work
                     ---------
Authorization Forms submitted and accepted in accordance with this Agreement.

3.2 Sending qualified GSSC employees to DAVOX's(R) training classes as set forth in (Exhibit B);
          ---------

3.3 Providing installation, upgrade and "Move, Add, Change" (MAC) services to DAVOX(R) in accordance with the terms and conditions set forth in (Exhibit C);
                                                                   ---------

3.4 Managing Parts in accordance with the terms and conditions set forth in the Schedule of Parts Services (Exhibit E);
                            ---------

3.5  Paying all valid invoices as rendered by DAVOX(R) in accordance with
Article 5 below.

3.6  Using its best efforts to restore Product to good working condition.

3.7 Keeping DAVOX(R) advised of any complaints made by Customers or others with respect to the Products or Maintenance Services.

3.8 Maintaining a staff of employees with sufficient resources, technical knowledge and training, as defined in Exhibit B, to fulfill GSSC's obligations under this Agreement.

3.9 Maintaining an inventory of parts sufficient to provide Maintenance Services in accordance with its obligations hereunder specifically including, without limitation, the obligations specified in the (Exhibit A).
                                                      ---------

3.10 Warranties, Representations, & Guarantees: GSSC warrants, represents, and guarantees to DAVOX(R) that GSSC will:

     A. Perform its obligations hereunder in a prompt, courteous, efficient and workmanlike manner.

     B. Comply with all applicable federal, state, and municipal laws, ordinances and regulations in carrying out the terms of this Agreement and pay and discharge at its own expense any and all costs, charges, fees, and taxes that may be levied or imposed by any and all authorities upon or by reason of its performance under this Agreement.

     C. GSSC shall not make any representation(s), promise(s), or warranty(s) or give any performance guaranty to any Customer with respect to the Products or Maintenance Services.

     D. In the event GSSC or its personnel are permitted access to DAVOX(R)'s computer/data processing and transmission network (the "Network") such access

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                                       4                                05/17/99
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          shall be granted solely for the benefit of DAVOX(R) and exclusively for the purpose of enabling GSSC to fulfill its obligations to DAVOX(R) hereunder. GSSC warrants and represents to DAVOX(R) that it shall access only those areas of the Network which DAVOX(R) specifically directs or authorizes GSSC to access and only for the purpose of fulfilling GSSC's obligations hereunder.

          All information, data, and material contained in or residing on the Network, which GSSC may obtain directly or indirectly, intentionally or inadvertently, while on DAVOX(R)'s site or via remote dial-in access and whether obtained by specific direction of DAVOX(R) or otherwise, shall be considered confidential information.

          GSSC warrants and represents that it shall not (nor shall it directly assist any other person in any manner to) directly insert or attach into or on, or otherwise take, create, do, or cause to be done, in relation to the Network, any business application, personal computer or workstation, or any equipment, software, or other technology to which GSSC may have access, any bug, virus, encryption, time bomb, or other such item, device, or activity which would impede, interrupt, delay, destroy, or otherwise impair DAVOX(R)'s, its employees', customers', subcontractors', advisors' or others' use of such Network, equipment, software, or other technology or any computer technology, equipment or software which may be associated therewith.

          GSSC shall indemnify, defend and hold DAVOX(R) harmless from and against any claim, loss, damage, cost, or other expense which DAVOX(R) may incur as a result of any breach of this section provided in no event shall GSSC's liability for such breach exceed a total amount of $1,000,000.

     E. EXCEPT AS EXPRESSLY SET FORTH HEREIN, GSSC MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO DAVOX(R) OR TO ANY OTHER PERSON
          OR ENTITY REGARDING ANY SERVICES, RESOURCES, EQUIPMENT, SOFTWARE OR OTHER ITEMS PROVIDED BY GSSC PURSUANT TO THIS AGREEMENT OR THE RESULTS TO BE DERIVED FROM THE USE THEREOF INCLUDING, WITHOUT LIMITATION THE MILLENNIUM COMPLIANCY OF ANY PRODUCT. GSSC EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. GSSC DOES NOT WARRANT THAT THE OPERATION OF ANY SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

4.0  DAVOX(R)'s RESPONSIBILITIES

DAVOX(R)'s responsibilities hereunder shall include:

4.1 Making available, all proprietary Parts and diagnostics software necessary for the service and maintenance of the Product;

4.2 Providing installation, service and removal instruction and documentation for all Products to be maintained pursuant to the Agreement;

4.3 Providing training for GSSC's Trainer personnel as described in the Training and Documentation Schedule (Exhibit B)

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4.4  Providing the support services to GSSC as described in (Exhibit A); and
                                                             ---------

4.5 Paying all valid invoices as rendered by GSSC in accordance with Article 5 below and (Exhibit D).
           ---------

4.6 DAVOX(R) will periodically provide GSSC, at no charge, with the data, diagrams, and other technical materials that DAVOX(R) deems appropriate for GSSC to support the Products within the Territory. DAVOX(R) may limit the number of copies, if any, of such technical materials that GSSC will be authorized to make. GSSC will reproduce all confidentiality and proprietary notices on each copy it reproduces.

4.7 Warranties, Representations, & Guarantees: DAVOX(R) warrants, represents, and guarantees to GSSC that DAVOX(R) will:

     A. Perform its obligations hereunder in a prompt, courteous, efficient and workmanlike manner.

     B. Comply with all applicable federal, state, and municipal laws, ordinances and regulations in carrying out the terms of this Agreement and pay and discharge at its own expense any and all costs, charges, fees, and taxes that may be levied or imposed by any and all authorities upon or by reason of its performance under this Agreement.

     C. In the event DAVOX(R) or its personnel are permitted access to GSSC's computer/data processing and transmission network (the "Network") such access shall be granted solely for the benefit of GSSC and exclusively for the purpose of enabling DAVOX(R) to fulfill its obligations to GSSC hereunder. DAVOX(R) warrants and represents to GSSC that it shall access only those areas of the Network which GSSC specifically directs or authorizes DAVOX(R) to access and only for the purpose of fulfilling DAVOX(R) obligations hereunder.

          All information, data, and material contained in or residing on the Network, which DAVOX(R) may obtain directly or indirectly, intentionally or inadvertently, while on GSSC's site or via remote dial-in access and whether obtained by specific direction of GSSC or otherwise, shall be considered the confidential information.

          DAVOX(R) warrants and represents that it shall not (nor shall it directly or indirectly assist any other person in any manner to) directly or indirectly insert or attach into or on, or otherwise take, create, do, or cause to be done, in relation to the Network, any business application, personal computer or workstation, or any equipment, software, or other technology to which DAVOX(R) may have access, any bug, virus, encryption, time bomb, or other such item, device, or activity which would impede, interrupt, delay, destroy, or otherwise impair GSSC, its employees', customers', subcontractors', advisors' or others' use of such Network, equipment, software, or other technology or any computer technology, equipment or software which may be associated therewith.

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5.0  CHARGES, INVOICES, PAYMENT AND TAXES

5.0 Charges - Charges shall be as set forth in the Schedule of Maintenance Service Rates (Exhibit D).
               ---------

5.1  Invoices - Subject to the terms set forth in Exhibit D, GSSC shall issue to
                                                  ---------
DAVOX(R) invoices monthly in arrears. Each invoice rendered by GSSC shall include the Customer name, DAVOX(R) site code number, and applicable GSSC Service City from which Services were provided. Invoices applicable to "Time and Materials Services", (as specified in Exhibit D shall also include the DAVOX(R)
                                      ---------
Service Call Number, date and duration of each Service call, and any other detail which DAVOX(R) may reasonably request. Invoices will be submitted to DAVOX(R) within 60 days of service completion.

5.2 Payment - Payment for each valid invoice will be made in full within 30 days after receipt of invoice and supporting documentation. GSSC shall have the right to apply a late fee of one and one half percent (1.5%) per month to all outstanding uncontested invoices not remitted within 30 days of DAVOX(R)'s receipt of same, provided however that GSSC shall first give DAVOX(R) ten (10) days written notice of such non-payment and application of such interest.

5.3 Taxes - Prices set forth in this Agreement are exclusive and GSSC shall pay all applicable local, state, or federal sales taxes. Reseller certificate must be provided by DAVOX(R) to GSSC if applicable.

6.0  GSSC PERFORMANCE EVALUATION

6.1 A Customer survey may, at DAVOX(R)'s sole discretion, be periodically taken by DAVOX(R) regarding GSSC's responsiveness, product knowledge, problem solving skills and Customer interaction skills. Copies of survey ratings shall be supplied to GSSC. GSSC shall not be held responsible for any rating to the extent that such rating is a result of DAVOX(R)'s omissions or of GSSC complying specifically with DAVOX(R)'s instructions. Survey results are an indicator of overall performance based on customers perception and may be utilized as a tool to address process improvement where needed.

7.0  DEFAULT AND TERMINATION

7.1 The failure of either party to perform any material obligation under this Agreement shall be deemed a default thereunder. If the non-defaulting party provides notice to the other of such default, including the details thereof, and such default is not cured within thirty (30) days of the defaulting party's receipt of such notice, the non-defaulting party may immediately terminate this Agreement by giving 30 day written notice to the other party of the effective termination date.

7.2 DAVOX(R) shall have the right to terminate this Agreement immediately upon written notice to GSSC if GSSC shall delete five (5%) percent or more of its Service Cities pursuant Article 1.2C or if GSSC's fails to meet its contracted obligations relative to service delivery criteria and its performance shall become detrimental to or otherwise have a negative impact on DAVOX(R)'s Product.

7.2 Termination of this Agreement will not adversely affect any rights or obligations of either party existing as of or incurred prior to the effective date of termination. DAVOX(R) shall have the

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right to solicit bids for services provided under this agreement (90) ninety days prior to the effective termination date.

8.0  TITLE, RISK OF LOSS

8.1 This Agreement shall, in no event, grant to GSSC any right, title or interest in or to any Product or Parts other than any Parts which GSSC may specifically purchase hereunder.

     A. If GSSC should purchase Parts from DAVOX(R) hereunder, GSSC will take title to such Parts at DAVOX(R)'s loading dock and GSSC will bear the risk of loss or damage with respect to any such Parts which may be lost or damaged in shipment.

     B. For Parts which GSSC does not purchase hereunder ("DAVOX(R) owned Parts"), GSSC will acquire no title and DAVOX(R) will bear the risk of loss or damage with respect to DAVOX(R) owned Parts lost or damaged in shipment. GSSC shall bear the risk of loss or damage with respect to DAVOX(R) owned Parts in accordance with the terms and conditions set forth in Exhibit E.
                   ---------

8.2 All right, title, and interest in or to any Software shall at all times remain with DAVOX(R). Subject to the terms of this Agreement including, without limitation, those terms set forth in the Software License Agreement marked as Exhibit I and incorporated herein by reference, DAVOX(R) hereby
          ----------------------------------------------
grants to GSSC a personal, non-transferable, non-exclusive license (the "License") to use the Software which DAVOX(R) may furnish to GSSC hereunder. Such use shall be solely for purposes of providing Maintenance Services to Customers under the terms of this Agreement.

GSSC shall include any and all copyright and proprietary notices placed on the Software by DAVOX(R) on all copies of the Software.

GSSC shall not disclose, provide or otherwise make available the Software or Source Code or any Part or copy thereof to any third party. The Software and the Source Code shall be deemed Confidential information of DAVOX(R) for purposes of this Agreement and shall be protected accordingly as specified in the Mutual Non-Disclosure Agreement marked as Exhibit L attached hereto and incorporated
                                   ---------
herein by reference. All copies of Software and Source Code, whether provided by DAVOX(R) or made by GSSC in accordance with this Agreement, including without limitation, translations, compilations or partial copies are the property of DAVOX(R) and may not be used or disclosed except as permitted by this Agreement.

9.0  FORCE MAJEURE

9.1 If the performance of this Agreement, or any obligation hereunder is prevented, restricted, or interfered with by reason of fire, flood, earthquake, explosion, or other casualty or accident, strikes or labor disputes, inability to procure or obtain delivery of parts, supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction, or interference; provided however, that the party so affected shall take all reasonable steps to avoid or remove such cause of nonperformance and shall promptly resume performance hereunder. Notwithstanding anything in this Agreement to the contrary, in the event that GSSC is unable to

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perform its obligations hereunder, DAVOX(R) shall have the right to establish alternative sources of Maintenance Service coverage, including providing Service itself or contracting with a third party

10.0  CONFIDENTIAL INFORMATION & PROPRIETARY MATERIAL

10.1 Confidentiality. The parties hereto acknowledge that the Products incorporate confidential and proprietary information developed or acquired by or licensed to the respective parties (the "Information") and agree to be bound by the terms and conditions set forth in the Non-Disclosure Agreement attached hereto, marked as Exhibit L and incorporated herein by reference.
                  ---------

10.2 Non-Removal of Notices. Neither party will allow the removal or defacement of any confidentiality or proprietary notice placed on the Products or other items of Information. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

Ownership & System Or Product Based Inventions:

      A. All patents copyrights, circuit layouts, trade secrets and other proprietary rights in or related to the Products are and will remain the exclusive property of DAVOX(R) or its licensors, whether or not specifically recognized or perfected under the laws of the Territory.

10.3 Third Party Rights. Each party represents that, by this Agreement, they take no action that jeopardizes its or its licensors' proprietary rights nor acquires any right in the Products, Software, or Information, or other proprietary material of the other party except the limited use rights specified in Exhibit I.

10.4 Use. Both parties will use the Products and other items of Information exclusively to perform its marketing and service activities pursuant to this Agreement. Except as specifically contemplated in (Exhibit B) and as may be
                                                    ---------
specifically authorized in (Exhibit I), GSSC will not copy, translate, modify or
                            ----------
adapt the Products, promotional literature, Software, or other items of Information or DAVOX's(R) proprietary materials without DAVOX's(R) prior written approval.

11.0  INSURANCE AND INDEMNITY

11.1. GSSC shall, at all times during the term of this Agreement, at its sole cost and expense, carry the following insurance coverages written by reputable insurance companies admitted to and authorized to do business in the state in which the insurance policy is written.

      A. Workers' Compensation Insurance with a broad form all states endorsement covering all employees for statutory limits in accordance with the laws of the states in which GSSC will be providing Services;

      B. Employers' Liability Insurance with a limit of not less than $2,000,000 for bodily injury for each accident; and $2,000,000 for bodily injury by disease for each employee and for the policy limit;

      C. Commercial General Liability Coverage, written on an occurrence basis including completed operations, covering claims for bodily injury including death, personal injury, and property damage regardless of when such claims are filed, with a combined single limit of $2,000,000 per occurrence.

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      D.  Upon execution of this Agreement and immediately upon renewal of any coverage required hereunder, GSSC shall provide DAVOX(R) with certificates of insurance, issued by or on behalf of the appropriate insurance companies, showing:

          1. that the insurance coverage required under this Section 13 is in force; and

          2. that the insurance company(ies) issuing such policy(ies) have agreed to notify both GSSC and DAVOX(R) of any modification or cancellation of such policy(ies) at least thirty (30) calendar days prior to the effective date of such change or cancellation.

      E. All insurance required by this Agreement shall be provided on a "primary basis" regardless of any other insurance DAVOX(R) may elect to purchase and maintain. Accordingly, no insurance coverage required of GSSC shall be subject to an "excess" or "pro-rata" type of other insurance clause nor shall any coverage by subject to any clause which would be contrary to the aforesaid intent of the parties.

      F. Except for GSSC's Workers' Compensation Insurance, all of the policies required of GSSC shall include DAVOX(R) as an Additional Insured, identifying DAVOX as "DAVOX(R) Corporation and its divisions or subsidiaries".

      G. In the event that GSSC fails to deliver the certificate of insurance to DAVOX(R) as required hereunder, DAVOX(R) shall notify GSSC in writing and GSSC shall have twenty (20) days to furnish a certificate as required by this Section, if GSSC fails to provide said certificate to DAVOX(R) then, DAVOX(R), at its sole discretion and solely for DAVOX(R)'s own benefit, shall have the right to obtain the insurance coverage as expressly covered herein, and the premium and other related cost shall be charged to GSSC. GSSC's failure to exercise its discretion in this regard does not relieve GSSC from its obligations or liabilities hereunder, nor create any liability on the part of DAVOX(R).

11.2 Nothing in this Section 11.0 shall be deemed to expand or modify the rights, remedies and liabilities of the parties as set forth elsewhere in this Agreement.

12.0  GENERAL LIMITATION OF LIABILITY

12.1 EXCEPT FOR GSSC'S OBLIGATIONS UNDER SECTION 11 AND CLAIMS ARISING OUT OF BREACH OF SECTION 8 AND 10, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY ARISING OUT OF THE AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.2 GSSC will be installing Year 2000 Date Change (Millennium Software Readiness) Upgrade Services as and when provided by DAVOX(R) as more specifically set forth in Exhibit C in accordance with this Agreement and the parties previously executed Amendment to Third Party Service Provider Agreement dated 15 September 1998. In respect to the Year 2000 Date Change Upgrade Services mentioned above, in no event shall GSSC be responsible for any breach of its obligations under this Agreement if such breach directly results from an inability in the Hardware or Software to correctly process, provide, and/or receive date data and dates, or properly

--------------------------------------------------------------------------------

Third Party Service Provider Agreement
--------------------------------------------------------------------------------

exchange accurate date data and dates with products or deliverables provided by GSSC under this Agreement, provided such products or deliverables provided by GSSC correctly process, provide, and/or receive dates and date data, or properly exchange accurate date data and dates. GSSC assumes no responsibilities or obligations hereunder to cause Hardware or Software to accurately exchange date data and dates with any other product. The foregoing sentence shall not apply in the event that GSSC modifies Hardware or Software beyond that permitted herein and in doing so, GSSC creates an inability in the Hardware or Software to correctly process, provide, and/or receive date data and dates, or properly exchange accurate date data and dates with other products. In such an event, GSSC hereby indemnifies and agrees to hold harmless DAVOX(R) from and against any and all claims, demands, and actions, and any liabilities, or damages including court costs and reasonable attorney fees, directly resulting from the GSSC modifications. GSSC's obligations and DAVOX(R)'s right to enforcement in the event of such GSSC modifications shall survive the termination of this Agreement for any reason. DAVOX(R) agrees to give GSSC prompt notice of any such claim, demand or action and shall, to the extent GSSC requests and DAVOX(R) is not adversely affected, cooperate fully at GSSC's cost and expense with the defense and settlement thereof.

12.3 GSSC is not responsible for and DAVOX(R) acknowledges that it is the end-user's sole and exclusive obligation to back-up all software and data. Except in the case of GSSC's negligence or willful misconduct, DAVOX(R) hereby indemnifies and agrees to hold harmless GSSC from and against any and all claims, demands, actions, liabilities, or damages including court costs and reasonable attorney fees, directly resulting from Hardware or Software received from DAVOX for Year 2000 Date Change (Millennium Software Readiness) Upgrade Services performed by GSSC in accordance with this Agreement and the Amendment to Third Party Service Provider Agreement dated 15 September 1998. DAVOX(R)'s obligations, and GSSC's right to enforcement in respect to the foregoing shall survive termination of this Agreement for any reason. GSSC agrees to give DAVOX(R) prompt notice of any such claim, demand, or action and shall, to the extent DAVOX(R) requests and GSSC is not adversely affected, cooperate fully at DAVOX(R)'s cost and expense with the defense and settlement thereof.

12.4 UNLESS EXPRESSLY SET FORTH ELSEWHERE IN THIS AGREEMENT, GSSC, ITS PARENT, SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTIES, EXPRESSED OR IMPLIED, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR THE FITNESS OR SUITABILITY OF THE HARDWARE OR SOFTWARE ON WHICH THE SERVICES ARE PERFORMED, OR ANY MODIFICATIONS THEREOF, FOR ANY SPECIFIC APPLICATION, PERFORMANCE, RESULT OR USE. NO WARRANTY OR REPRESENTATION SHALL BE BINDING ON GSSC UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF GSSC.

13.0  INDEPENDENT CONTRACTOR

13.1 DAVOX(R) and GSSC are independent parties. Nothing in this Agreement shall be construed to make either party an agent, employee, franchisee, joint venture, partner or legal representative of the other party. Except as otherwise provided in this Agreement, neither party holds, has nor may represent itself to have any authority to act on the others behalf.

--------------------------------------------------------------------------------

Third Party Service Provider Agreement
--------------------------------------------------------------------------------

14.0  HIRING/COMPETITION

14.1 During the term of this Agreement and for six (6) months thereafter, GSSC and DAVOX(R) agree to refrain from soliciting for employment without the prior written consent of the other, their respective employees.

14.2 GSSC agrees not to knowingly solicit existing or future DAVOX(R) customers with any offer to provide direct services for support of DAVOX(R) Products. If during the term of this Agreement, existing or future DAVOX(R) customers request service directly from GSSC on DAVOX(R) Product, those requests will be forwarded to DAVOX(R).

15.0  GENERAL PROVISIONS

15.1 This Agreement is not assignable, in whole or in part, by either party without the prior written consent of the other party, and any attempt to make such assignment shall be void, except for assignments to wholly owned subsidiaries or affiliates. Notwithstanding the above, DAVOX(R) has the right to assign its rights hereunder to a parent that owns more than 50% of DAVOX(R)'s assets, provided the parent is not a direct competitor of GSSC.

15.2 The following provisions shall survive the expiration or termination of this Agreement; Sections 8, 10, 11, 12, 13, 14, and 15, and any other obligation which, by its nature, is intended to survive expiration or termination.

15.3 This Agreement, including the Exhibits hereto, is the complete and exclusive statement of the agreement between the parties and supersedes any and all prior agreements and communications with respect to the subject matter. The terms of this Agreement shall apply notwithstanding any proposed variations or additions which may be contained in any purchase order or other communication submitted by GSSC. No DAVOX(R) or GSSC employee other than the authorized person or officer of GSSC or DAVOX(R) shall have any actual or apparent authority to modify the terms of this Agreement in any way. All authorized modifications shall be in writing and signed by such authorized representative of DAVOX(R) and GSSC.

15.4 In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.5 Any item or service furnished by DAVOX(R) or GSSC in furtherance of this Agreement, although not specifically identified in it, shall nevertheless be covered by this Agreement unless specifically covered by some other written agreement executed by GSSC and an authorized representative of DAVOX(R).

15.6 Whenever notice or requests may be or are required to be given by either party to the other, such notices shall be in writing and shall be sent by fax (transmission confirmed) or by registered or certified mail, return receipt requested, or its equivalent, postage prepaid. Notice shall be deemed effective one hour after faxing or ten (10) days following the date sent by registered or certified mail. The addresses of the parties (unless and until written notice of change shall have been given) shall be as follows:

--------------------------------------------------------------------------------

Third Party Service Provider Agreement
--------------------------------------------------------------------------------

          DAVOX(R) Corporation             Grumman Systems Support Corporation
          6 Technology Park Drive          10 Orville Drive
          Westford, MA 01886               Bohemia, N.Y.  11716
          FAX No. (978) 952-0201           FAX No. (516) 563-6881
          Attn: Contract Administration    Attn: Doug Hoffman

15.7 It is the intent of the parties to explore expanded service opportunities relative to the Products in terms of installation, remedial maintenance and extended support and to design and implement such new programs and service levels as the parties may mutually agree.

15.8 All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative, are in addition to any other rights or remedies available at law or in equity, and may be exercised singularly or concurrently. Failure by either party to enforce any provision shall not be deemed a waiver of future enforcement of that or any other provision.

15.9 This Agreement shall be governed and construed in accordance with the laws of the United States and the Commonwealth of Massachusetts.

16.0  INFRINGEMENT INDEMNIFICATION

16.1 DAVOX(R) will defend GSSC against any claim that DAVOX(R)'s proprietary Hardware or Software supplied hereunder infringes on any valid United States patent or copyright and will pay resulting costs, damages and attorney's fees if (i) GSSC promptly notifies DAVOX(R) in writing of such claim, (ii) GSSC gives DAVOX(R) sole control of the defense and all related settlement negotiations and (iii) GSSC, provides DAVOX(R) with reasonable assistance in the defense of such claim. If any claim which DAVOX(R) is obligated to defend has occurred or is likely to occur, GSSC agrees to permit DAVOX(R), at its option and expense, either to procure the right for GSSC to continue using the Hardware or Software, or to replace or modify the Hardware or Software so that it becomes non-infringing. If neither of the foregoing alternatives is available on terms which are acceptable to DAVOX(R), GSSC agrees to return the Hardware or Software upon written request by DAVOX(R) and GSSC shall be released of any obligation for the support of such Hardware or Software.

16.2 DAVOX(R) shall have no obligations to GSSC under any provisions of this Section with respect to any claim based on the use of Hardware or Software in combination with equipment, devices, or software not supplied by DAVOX(R) or upon the use of the Hardware or Software in a manner for which they were not intended or modification of the Hardware or Software by persons other than DAVOX(R). The foregoing states the sole and exclusive liability of DAVOX(R) for infringement of any kind and is in lieu of all warranties, express or implied, in regard thereto.

16.3 GSSC agrees not to modify or combine with any equipment, device or software not supplied by DAVOX(R) any DAVOX(R) Product provided hereunder unless directed to do so in writing by DAVOX(R).

17.0  MARKS

17.1 Ownership. All trademarks, service marks, trade names, logos or other words or symbols identifying the products of DAVOX(R)'s business (the "Marks") are and will remain the exclusive property of DAVOX(R) or its licensors, whether or not specifically recognized or perfected under the laws of the Territory. GSSC will not take any action that jeopardizes DAVOX(R)'s or its licensors'

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                                      13

Third Party Service Provider Agreement
--------------------------------------------------------------------------------

proprietary rights or acquire any right in the Marks, except the limited use rights specified in Section 17.2. GSSC will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Marks or which constitute translations thereof into the language(s) spoken within the Territory. In addition, all trademarks, service marks, trade names, logos or other words or symbols identifying the products of GSSC's business (the "Marks") are and will remain the exclusive property of GSSC or its licensors, whether or not specifically recognized or perfected under the laws of the Territory. DAVOX(R) will not take any action that jeopardizes GSSC's or its licensors' proprietary rights or acquire any right in the Marks, except the limited use rights specified in Section 17(2). DAVOX(R) will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Marks or which constitute translations thereof into the language(s) spoken within the Territory.

17.2 Use. All advertisements and promotional materials will (i) clearly identify DAVOX(R) or GSSC or its licensors as the owner of the Marks, (ii) conform to DAVOX(R)'s or GSSC's then-current trademark and logo guidelines and
(iii) otherwise comply with any local notice or marking requirement contemplated under the laws of the Territory. Before publishing or disseminating any advertisement or promotional materials bearing a Mark, the publishing party will deliver a sample of the advertisement or promotional materials to either DAVOX(R) or GSSC for prior written approval. If DAVOX(R) or GSSC notifies the other party that the use of the Mark is inappropriate, the notifying party will not publish or otherwise disseminate the advertisement or promotional materials until they have been modified in writing by to GSSC or DAVOX(R)'s.

17.3 Infringement. GSSC or DAVOX(R) will immediately notify the respective party if either party learns (i) of any potential infringement of the Marks by a third party or (ii) that the use of the Marks within the Territory may infringe the proprietary rights of a third party. The infringed party DAVOX(R) will determine the steps to be taken under these circumstances at their own sole expense, if any. Each party will (i) provide the other with the assistance that DAVOX(R) may reasonably be requested at the sole expense of the requesting party, if any, and (ii) take no steps on its own without the others party's prior written approval.

By execution hereof, the signer for GSSC and DAVOX(R) hereby certifies that he/she has read, understands and is duly authorized to execute this Agreement on behalf of their company.


GRUMMAN SYSTEMS SUPPORT CORPORATION         DAVOX(R) CORPORATION
-----------------------------------         --------------------

BY:    /s/ Douglas R. Hoffman               BY:    /s/ John J. Connolly
       ------------------------------              -----------------------------
NAME:  Douglas R. Hoffman                   NAME:  John J. Connolly
       ------------------------------              -----------------------------
TITLE: Director                             TITLE: V.P. of Finance - CFO
       ------------------------------              -----------------------------
DATE:  5/27/99                              DATE:  5/25/99
       ------------------------------              -----------------------------

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                                      14

                                   EXHIBIT A

                       SCHEDULE OF MAINTENANCE SERVICES

1. Upon receipt and acceptance of a DAVOX(R) Work Authorization Form for any given Customer, GSSC will provide Maintenance Services for the Product situated at such Customer location. Each Work Authorization Form shall include all those Hardware components located at a specific Customer site and comprising a specific CAS or Unison system.

2. DAVOX(R) will contract directly with each Customer using Maintenance Agreements. DAVOX(R) shall have the right, at its sole discretion, to modify the form of Maintenance Agreement at any time.

3. Customers will contact the DAVOX(R) Worldwide Support Center in Westford, MA (the "WSC") with all requests for Service.

4. Upon receipt of Customer's call to the WSC, DAVOX(R) will, prior to contacting GSSC, attempt to identify the cause of the problem reported by the Customer ("fault isolation") and will, as DAVOX(R) is reasonably able, instruct the Customer via telephone on steps to be taken to remedy the problem.

5. In the event DAVOX(R) determines that GSSC's on-site assistance is required to resolve a Customer Hardware problem (the "On-Site Service"), the WSC will contact the GSSC dispatch facility and request such on-site service via facsimile transmission, or electronic tasking (electronic-mail, system sharing), with voice confirmation, as mutually agreed to. A valid request by DAVOX(R) must include a Work Order Number, which must also appear on all documents relating to the Service call in question. The WSC is the only party that is authorized to initiate a Service call to GSSC on behalf of DAVOX(R)'s Customers.

6. Unless otherwise agreed to in writing, GSSC will use it's best efforts to provide a (4) hour response for all requests for On-Site Service called into GSSC during contracted business hours. Such response time will be measured from GSSC's receipt of request from DAVOX(R) to GSSC's arrival at Customer's site located within 50 miles of the nearest Service City (the "Response Time"). GSSC will use its best efforts not to exceed an eight (8) hour Response Time to Customers who are situated from 51 to 100 miles of the nearest Service City. On-Site Service requests for sites located beyond 100 miles from a GSSC Service City will be responded to on a best effort basis. GSSC will use its best effort to arrive at the Customer's site as quickly as possible when the Customer status is identified by DAVOX(R) as being "critical"

   In the event a service request is made outside the contracted service period (i.e., PPM, PEM, as specified in Exhibit D), GSSC will use its best efforts
                                    ---------
   to comply with the Service request. GSSC reserves the right to comply with such requests for Service outside of the contracted Service periods, to the extent that reasonably necessary labor resources and parts are available. In all such instances, GSSC will use its best efforts to provide parts and labor from the nearest GSSC Service City.

   Service requests received by GSSC outside contracted business hours (as measured in the Service City) will be handled on a best effort basis. Extended Hours of Coverage are consecutive contract hours past the Principal Period of Maintenance (PPM) as defined in Exhibit D and incorporated herein
                                             ---------
   by reference ("PPM"). Extended Hours of Coverage are a

--------------------------------------------------------------------------------
     continuance of remedial services only, and are provided on a standby basis only after the initial PPM. Extended Hours of Coverage applies only to fully contracted Customers and shall be reserved for those occasions in which Severe Failures have occurred. "Severe Failures" are defined as "down" Systems; those failure types by which a System has lost the ability for more than half of the Customer agents to take inbound or outbound calls.

7. GSSC will prepare and submit to DAVOX(R) a Field Service Activity Report or a system generated Service Management report for each Service call performed by GSSC (the "Service Activity Report"). With respect to those activities that will result in a Per Call Time & Materials invoice by GSSC to DAVOX(R), as specified in Exhibit D, or when DAVOX(R) specifically requests, a Service Activity Report will be delivered to DAVOX(R) if specifically requested, GSSC will deliver to DAVOX(R) the Field Service Activity Report immediately upon completion of the service activity. Each such Service Activity Report will reference the Work Order Number as issued by DAVOX(R).

8. GSSC will render Services in a professional and workmanlike manner so as to restore the Equipment to good working condition and will use its best efforts to maintain a courteous, positive customer service environment.

9. Maintenance Service initiated during contracted business hours will continue for one hour past the PPM and will be treated as having been completed during contracted business hours at no additional cost to DAVOX(R). Maintenance Services continuing for more than one hour past the PPM will be billed at GSSC's then current Time and Materials rate.

10. If engineering changes, feature changes, or safety changes are developed by DAVOX(R) for installed items of Product (the "FCOs), such FCOs will be installed by DAVOX(R) or if DAVOX(R) requests, GSSC will install such FCOs on a Per Call Services basis (per Exhibit D) or a mutually agreed to fixed fee basis. All components, parts and instruction packages necessary for GSSC to install FCOs will be delivered by DAVOX(R) to GSSC at no additional cost to GSSC.

11. GSSC shall have no obligation to perform Services on Product if the End-User does not provide GSSC with reasonable access to the Product and a reasonably safe place in which to perform such Service. The Customer shall provide free and full access to the Product, attachments or other equipment required to provide the specified services. The Customer shall provide at no charge, hardware documentation and system diagnostics, adequate working space and facilities in the immediate area of the equipment to be serviced. The Customer shall provide and maintain a stable environment including but not limited to electric power, humidity and temperature, necessary for performance of its equipment as specified by the equipment as specified by the equipment manufacturer.

12. GSSC will ensure that its personnel who will be performing the Services hereunder are appropriately trained and knowledgeable. GSSC will ensure that its personnel attend such training as specified in Exhibit K and
                                                             ---------
     incorporated herein by reference and that such training classes are attended by its personnel in a timely manner.

     GSSC and DAVOX(R) agree that training requirements, as augmented throughout the term of this Agreement, will be addressed on a per incident basis and negotiated to the mutual satisfaction of both parties.

13. GSSC will accept maintenance Service responsibility as of the effective date on the Work Authorization Form, a sample of which is marked as Exhibit
                                                                         -------
     G and incorporated herein by
     -

--------------------------------------------------------------------------------
     reference provided however, that such effective date will be after completion of the applicable required training classes, as outlined in Exhibit B. GSSC will continue such Service for the full term of the
     ---------
     applicable Maintenance Agreement. DAVOX(R) may discontinue GSSC's Services as to any Product by sending to GSSC a fully completed and executed Work Authorization Form designating the effective date of such discontinuance. Such discontinuance will become effective with respect to the Product thirty (30) days after receipt of the Work Authorization Form or as may be otherwise agreed to in writing by the parties. If DAVOX(R) finds it necessary to terminate or suspend maintenance Service because of payment delinquency by its Customer, then the requirement for (30) day advance notice will be waived; such termination or suspension will be effective immediately upon notification to GSSC by DAVOX(R).

14. In the event that any Product being maintained under the terms and conditions of this Agreement is relocated and such relocation is to a site serviced by a different Service City, GSSC will continue to maintain the Product at the new location if:

     a.  Such Product is installed by GSSC, or

     b. GSSC has conducted an inspection after installation at the new location and accepts such Product for Maintenance Service under this Agreement; and,

     c. DAVOX(R) has delivered to GSSC a fully completed and executed Work Authorization Form.

     d.  Zone charges will be applied as defined in Exhibit D.
                                                    ---------

     If, in GSSC's sole discretion, the Product does not qualify for Maintenance Service because of transit damage, warehouse deterioration, excessive wear, poor or improper service by other than GSSC, damage from any other cause and/or improper installation by other than GSSC, GSSC shall prepare a formal written report to DAVOX(R) detailing its findings. If GSSC is requested to perform such repairs as it deems necessary to qualify the Product for Maintenance Service, then GSSC will invoice DAVOX(R) for such repairs in accordance with the Per Call Services Schedule.

     GSSC obligations under this Agreement do not include the following supplies and environmental support conditions:

          - Electrical work and telecommunications external to the equipment list;
          - Operating supplies or accessories including tapes, disks, paper, toner, drums, cartridges or other such media;
          - Services or parts required to repair damage caused by or resulting from faulty or failed telecommunications and electrical power or air conditioning, hardware design problems, media incompatibility, operator errors, neglect or misuse by an entity other than GSSC;
          - Hardware, firmware, microcode and software maintenance (including but not limited to deficiencies or defects, of any nature, caused, directly or indirectly by the Year 2000 "millennium bug");
          - Service on equipment which has been modified or altered without prior GSSC consent or at direction of manufacture;
          - Replacement or refurbishment of equipment which is worn beyond reasonable repair due to extensive use and/or age.

--------------------------------------------------------------------------------

15. From time to time, DAVOX(R) may require special services on products not covered by this Agreement. To the extent that DAVOX(R) provides a Work Authorization Form and a Work Order Number; GSSC agrees to provide such service on a best effort basis. Such service will be billed to DAVOX(R) at the Per Call Rates in Exhibit D.
                           ---------

16. From time to time, DAVOX(R) may wish to make the Service provisions contained herein available and applicable to new product (e.g., product which DAVOX(R) secures from another supplier and provides to a Customer as part of a package tailored to such Customer's requirements or a newly developed DAVOX(R) proprietary product). GSSC agrees to cooperate with DAVOX(R) with a view toward developing an appropriate service program for such new product.

17. DAVOX(R) will provide GSSC with technical telephone support directly related to DAVOX(R) proprietary Hardware and Software at no additional cost to GSSC. DAVOX(R) will also provide on-site technical assistance, when required and as mutually agreed to, at no additional cost to GSSC.

     DAVOX(R) reserves the right, however, to charge GSSC, DAVOX(R)'s then current time and material rates if DAVOX(R) has provided such on-site technical assistance and such problem should reasonably have been resolvable by GSSC without DAVOX(R)'s on-site assistance.

18.  Optional Services:

     (a)  Dedicated On-Site Engineer:   Upon DAVOX(R)'s written request, GSSC
          --------------------------
     will provide resident on-site labor resources at those Customer sites for which DAVOX(R) has contracted with the Customer to provide such resources. "Resident on-site labor" shall mean a person or persons in GSSC's employ who is/are assigned to a Customer's site; is a dedicated engineer to that site for the duration of a term mutually agreed to by DAVOX(R) and GSSC, such on-site term not to be less than 40 hours per week for 12 consecutive months, plus reasonable and necessary lead time for GSSC hiring and applicable training. In such event, GSSC will assume personnel hiring, training and labor backfill coverage requirements If the options of this Section are exercised, mutually agreed upon requirements will be discussed.

     GSSC shall not be responsible for any additional logistical requirements outside those employed per the processes and requirements discussed in Exhibit E, Schedule of Parts Services. If such option has been selected by DAVOX(R), GSSC will ensure continuous staffing where absences exceed 2 consecutive days in the incidence of vacations, sick days, terminations, transfers, resignations, and/or any other absence(s) of the regularly scheduled personnel.

     (b)  Dedicated Labor Resource:  Subject to DAVOX(R)'s written request, GSSC
          ------------------------
          will also provide to DAVOX(R) dedicated resource(s) for non-site-dedicated events and activities. Dedicated Labor Resources will be available solely to DAVOX(R), for DAVOX(R) direction, for not less than 40 hours per week for 12 consecutive months plus lead time for hiring and training where applicable, with allowances made for reasonable vacation, sick and holiday leave hours. Dedicated resources will remain GSSC employees with full time availability to DAVOX(R).

--------------------------------------------------------------------------------

           Exhibit D (Item B5) provides the rate structure for on-site and dedicated labor resources according to the skill level requirements to be selected by DAVOX(R).

       (d) In-House GSSC Technical Support Representative:   GSSC will provide
           -----------------------------------------------
           to it's own Field Service Customer Representatives first call remedial technical support in DAVOX(R)'s Unison line of Products and, to the extent as defined by the DAVOX(R) Unison Physical Layer, DAVOX(R) course #103PL or equivalent, curriculum found in Exhibit K, Training Curriculums. Such GSSC remedial technical support shall be provided Monday through Friday 8:00 AM through 5:00PM, at no additional cost to DAVOX(R). Subject to GSSC's compliance with DAVOX(R)'s reasonable site and security rules and regulations, GSSC shall deliver such support from DAVOX(R)'s Westford, MA facility, unless otherwise decided by GSSC, with backup support provided from various GSSC locations. DAVOX(R) shall provide the dedicated In-House
                                                                        --------
           GSSC Technical Support Representative with a  workstation, access to
           -------------------------------------
           DAVOX(R)'s Management System and access to DAVOX(R)'s internal personnel and resources as may be necessary for the fulfillment of GSSC's obligations hereunder.

     19. Technical support for DAVOX(R)'s CAS legacy Products shall be provided by GSSC on a best effort basis and through mutual cooperation of the parties.

     20. GSSC and DAVOX(R) agree to further develop and/or expand GSSC's technical support capabilities to the mutual satisfaction of both parties. Expansion may include, but not be limited to, additional hours of coverage, time zone coverage, additional product support and/or the addition and/or expansion of software oriented support.

     21. GSSC and DAVOX(R) agree, on an ongoing basis, to jointly develop and to formalize control procedures and forms to satisfy the intent stated above. Wherever practicable, DAVOX(R) agrees to use existing procedures and forms of GSSC.

                                  --- END ---

--------------------------------------------------------------------------------

                                   EXHIBIT B

                TRAINING, DOCUMENTATION AND ESCALATION SCHEDULE

TRAINING

Call Center System Maintenance training will be held at either DAVOX(R) or GSSC facilities, as mutually agreed to by both parties. GSSC provides all prerequisite training at no cost to DAVOX(R) and allows for 1 week (Mon.-Fri. continuous) DAVOX(R) proprietary training at no charge to DAVOX(R). DAVOX(R)will provide and/or make available the required hardware, documentation and diagnostics, at no cost to GSSC.

Call center system maintenance training will consist of the understanding and troubleshooting of DAVOX(R) proprietary hardware and software and is currently delivered through DAVOX(R) course # 103PL, Physical Layer or equivalent.

Call center system maintenance training will consist of:

1.  Prerequisites

GSSC will provide personnel prerequisite skills consisting of the basic understanding of Unix commands and hardware troubleshooting, a basic understanding of the principles, operation and troubleshooting of Network environments and a basic understanding of telephony including T1 technology.

2. DAVOX(R) Proprietary Hardware Maintenance

This course is designed to teach system maintenance professionals the skills and concepts necessary to perform the first level of diagnostic testing and maintenance of the different configurations of Unison Systems. The course is built around activities that teach the proper use of diagnostic tools to troubleshoot and maintain the Systems down to the level of "field replaceable units" and is provided through DAVOX(R) course # 103 PL, Physical Layer or equivalent.

3. System Administration

This class provides a hands-on approach in setting up, maintaining, and trouble-shooting several types of typical work environments with the emphasis being placed on non hardware issues and is provided through DAVOX(R)course # 103 PL, Physical Layer or equivalent.

4. In addition to the aforementioned training requirements, the geographical locations and/or Service Cities of Chicago, Dallas, Southern CA, Northern CA, Denver, St. Louis, Atlanta, Philadelphia, NY-Boston, and Florida shall require at least one GSSC engineer with a high quality of customer and communication skills to be fully trained and competent in the maintenance and support of Sun Microsystems hardware product, T1 / Telco knowledgeable, and have completed and be deemed by DAVOX(R) to be reasonably proficient in the DAVOX(R) "UNISON Supervisor" # 101UST or equivalent, "Physical Layer" # 103PL or equivalent, and "Architecture" # 102A or equivalent courses.

GSSC will provide personnel in select cities with the aforementioned training and with training paths and curriculums as specified and requested by DAVOX(R). Where personnel expansion is required to facilitate a request, GSSC reserves the right to invoice DAVOX(R) per the rates described in exhibit D, Schedule of Maintenance Service Rates, Dedicated Labor Staff. Cities where existing personnel may be selected by GSSC to facilitate a skill set requirement request will not be considered DAVOX(R) dedicated labor.

--------------------------------------------------------------------------------

All expenses including, but not limited to, commercial travel, lodging and per diem will be invoiced for training beyond DAVOX(R) course #103PL or equivalent. GSSC will also invoice at the prevailing T&M rates any and all overtime and travel hours incurred outside the Monday- Friday, 8:30 AM - 5:30 PM work week during or for the training period.

Training requests from DAVOX(R) for courses and curriculums not provided by DAVOX(R) or GSSC, and that require an outside provider will be invoiced to DAVOX(R) at cost, plus associated administrative fees. Furthermore, GSSC will invoice at the prevailing T&M rates any and all overtime and travel hours incurred outside the Monday - Friday, 8:30-5:30 work week for courses taken per DAVOX(R)'s request and delivered from an outside provider.

GSSC and DAVOX(R) will mutually develop and agree to an implementation schedule in order to facilitate any requests for advanced training in a particular city
(s).

5. From time to time and at DAVOX(R)'s sole discretion, DAVOX(R) may make available training in the field by way of documentation, videotape, local seminars etc. to update GSSC's personnel on new Products or enhancements. Such additional field training classes shall be made available at no additional cost to GSSC. Written notice will be provided to GSSC as to the time and location of such training.

CALL/TROUBLE TICKET TRACKING

Call problem/resolution information, based on Customer help calls to DAVOX(R) and on information contained in the Field Service Reports provided by GSSC to DAVOX(R), will be maintained by the WSC. All Work Orders, RA's, call logs, etc. are logged with reports generated through DAVOX(R)'s database.

DOCUMENTATION

All DAVOX(R) documentation (i.e. Engineering notes, FCOs, Installation Guides, Service Manuals, Diagnostic Manuals, Media and Illustrated Parts Catalogs for Products) and technical information (the "Documentation") resides on the DAVOX(R) intranet (the "Web") and is under the control of the DAVOX(R) Documentation Department. Each time a Document is added, changed, or deleted from the Web, a broadcast electronic mail message is sent throughout DAVOX(R) as notification of such addition, change, or deletion. All Documentation required by GSSC to fulfill its obligations under this agreement will be provided by DAVOX(R), either electronically or in hard copy format at no cost to GSSC. It is DAVOX(R)'s responsibility to provide written notice to GSSC of DAVOX(R)'s Web address and written notice of any changes to that address.

GSSC may copy the Documentation, in its entirety, subject to the proper inclusion of any and all copyright and proprietary notices appearing in or on the original Documentation as provided by DAVOX(R), but only for use with the Systems as may be reasonably necessary for GSSC to fulfill its obligations hereunder. All copies of such Documentation, whether provided by DAVOX(R) or otherwise, including, without limitation, translations, compilations, or partial copies, are and shall remain the sole property of DAVOX(R) and may not be used or disclosed except as permitted by this Agreement.

ESCALATION

GSSC understands the need to establish the lines of communication and identify the responsible personnel and/or departments to resolve customer problems. As mutually agreed to, GSSC will adhere to the current DAVOX(R) Service Call Escalation Schedule during any and all applicable GSSC Service to be provided hereunder.

                                    --END--

--------------------------------------------------------------------------------

                                   EXHIBIT C

        SCHEDULE OF INSTALLATION, UPGRADE and MOVE, ADD, CHANGE (MAC)
                                   SERVICES


GSSC will, upon request from DAVOX(R), provide installation, Upgrade, and "Move, Add, Change" (MAC) services as directed.

1.   Installation Services (Phase I)

     1.1. Installation services are offered per the rate schedule found in Exhibit D (Item B2) Rates.

     1.2. GSSC will provide Unison System installation services in accordance and as defined by the DAVOX(R) Physical Layer training curriculum (course #103PL or equivalent) found in Exhibit K, Training
                                                 ---------
          Curriculums. GSSC and DAVOX(R) have mutually developed and agreed to verify operability, hardware functionality and connectivity through system diagnostics and mutually developed and agreed to procedures and processes defined by the Unison Physical Layer Installation Checklist, Exhibit M.
          ---------

     1.3. Installation Service consists of: unboxing and validation of all Unison System Hardware as recorded on the DAVOX(R) "Pick Slip" which accompanies the shipment to the Customer site, the installation of such System Hardware, as well as System options and peripheral System devices as shipped with the System.

     1.4. Requests for installation will be provided by DAVOX(R) per dispatch procedures specified in Exhibit J attached hereto, as well as by
                                  ---------
          DAVOX(R) notification by voice and/or electronic hardcopy to the GSSC installation coordinator. Request for an installation activity will be provided to the GSSC identified Installation Coordinator no less than 30 days prior to the scheduled install activity DAVOX(R)'s request will include; schedule date, Customer name, installation address, overview of activity and the responsible DAVOX(R) System Integration Manager (SIM) name and phone.

     1.5. GSSC will coordinate the labor resource required and direct the contact between GSSC and the SIM. The SIM will forward to the GSSC assigned Installation Service Engineer the DAVOX(R) Site Preparation Questionnaire and the site specific Unison System Configuration Layout as found in sample Exhibit P attached hereto and incorporated
                                       --------------------------------
          herein by reference, prior to an installation. It is also agreed
          -------------------
          that any and all information pertaining to a Unison installation (i.e.: IP addresses), to the extent that this information will assist in the successful integration of a Unison System, will be forwarded to the GSSC assigned Installation Service Engineer prior to an installation.

     1.6. GSSC will, upon completion of an installation, forward to the SIM an executed copy of the Unison Physical Layer Installation Checklist, a sample of which is marked as Exhibit M attached hereto and
                                       -----------------------------
          incorporated herein by reference.
          --------------------------------

     1.7. GSSC and DAVOX(R) agree to develop and augment installation processes and procedures in accordance with their standard business practices via written request, statements of work, and through formal contract amendment as required.

-------------------------------------------------------------------------------

     1.8. GSSC will not be responsible for local utility or in-house communication wiring. Sites must be properly prepared to receive equipment including, but not limited to, proper furniture, A/C utility electric, communication/LAN cabling and be in accordance with local safety and building codes.

          In the event of any delays caused by Customer failure to provide such proper environment or access, GSSC will escalate such delays to DAVOX(R). GSSC and DAVOX(R) will determine an appropriate and mutually agreeable approach to resolve such Customer delays or reschedules as they arise.

          Provided GSSC has given DAVOX(R) notice of such conditions and/or delays, as well as the need for a return trip to the Customer site together with the additional costs to be incurred, and DAVOX(R) has received approval from the Customer, GSSC shall have the right to invoice for return trips to a site not properly prepared, provided such conditions prevent and/or adversely and materially impact the successful installation of Hardware or Software. GSSC also reserves the right to charge additional fees if DAVOX(R) requests GSSC to correct deficiencies related to site preparedness.

     1.9 DAVOX(R) recommends that all GSSC implementation engineers have a Lap Top PC that has, at a minimum, communication ability (modem) with the following software installed thereon; MS Office (Word & Excel), MS Project, and Visio Standard (5.0) or compatible software.

     1.10 DAVOX(R) will provide GSSC with a written Installation Evaluation Report, in a form similar to that which marked as Exhibit O attached
                                                            ---------
          hereto and incorporated herein by reference, for each incident where a GSSC engineer performs a DAVOX(R) Installation or a major hardware upgrade.

2.   Removal Service

     2.1. Removal Service consists of:

          Shutting off the electric current to the System by removing its connection to the power source and removing its connection with all data and communication networks ("Disconnecting the Product"); and Making the Product ready for shipment, including securing cables and movable or removable panels and subassemblies.

          GSSC will not be responsible for the physical relocation of equipment(s) or the materials necessary to prepare equipment for shipment (tape, boxes etc,) unless requested by DAVOX(R) in writing to provide such materials and reimbursed by DAVOX(R).

3.   Upgrade Services

     3.1. Upgrade Services are offered per the Rate Schedule found in Exhibit D.
                                                                      ---------
          Upgrade services may consist of Hardware System(s) and/or components thereof and/or Software revisions and/or patches and/or as otherwise directed by DAVOX(R) ("Upgrade Event").

          Upgrade Event(s) will be dispatched in accordance with the dispatch processes and procedures specified in Exhibit J attached hereto and
                                                ---------
          incorporated herein by reference, unless otherwise agreed to in writing by the parties.

------------------------------------------------------------------------------

          Notification of an upgrade activity will be provided to GSSC in writing no less than 14 days prior to the scheduled upgrade activity. Notification will include but not be limited to; schedule date, customer name, address and overview of activity.

     3.2. GSSC and DAVOX(R) agree that from time to time special projects or major upgrade undertakings may arise and may require special consideration. GSSC and DAVOX(R) agree to develop implementation programs to the mutual satisfaction of both parties and to develop and execute formal amendments to this Agreement as required.

     3.3. DAVOX(R) will provide all necessary software and associated hardware as, in its sole discretion, it deems necessary to complete an Upgrade of a particular Customer's Unison Call Center (the "Call Center") in accordance with DAVOX(R)'s Upgrade requirements. Upgrade Kits, where applicable, will be configured and shipped to the applicable Customer site by DAVOX(R).

     3.4. Where applicable DAVOX(R) will determine the site-specific hardware/software requirements necessary to establish a site-specific system profile via a system dial-in audit script that determines the existing Sun Solaris and DAVOX(R) Unison software release(s) and system configuration. Upon determination of the system profile, DAVOX(R) will provide GSSC with a site-specific report ("System Template"). The System Template shall be included in the Upgrade Kit to be delivered to the applicable Customer site or, as may be deemed necessary, sent directly to GSSC by DAVOX(R).

     3.5. In the event of any delays caused by Customer's failure to provide such proper environment or access, GSSC will escalate such delays to DAVOX(R). GSSC and DAVOX(R) will determine an appropriate and mutually agreeable approach to resolve such Customer delays or reschedules as they arise.

     3.6. Year 2000 Date Change (Millennium Software Readiness) Upgrades

          This Statement of Work sets forth the agreement of the Parties as related to the software/hardware upgrade activity required to comply with DAVOX(R)'s Year 2000 Date Change ("Y2K") readiness requirements for DAVOX(R)'s Unison and In/Unison family of product(s).

          A.  Scope

           (1) Each SUN Sparc and SUN Ultra computer system installed in DAVOX(R)'s Customers' Unison Call Center environment(s) will be required to be upgraded in order to accommodate the DAVOX(R) Year 2000 Date Change (the "Upgrade"). DAVOX(R) has estimated that this requirement currently represents approximately 170 SUN Ultra 3.X and 310 SUN Sparc 2.X systems.

           (2) Each Upgrade will require an estimated 12-16 hours per SUN Sparc 2.X system and 2-4 hours per SUN Ultra 3.X systems.

           (3)  A standard Upgrade will consist of:

                .  SUN Solaris 2.3 with Y2K software patches

                .  DAVOX(R) Unison software 2.3.0 with Y2K patches

------------------------------------------------------------------------------

                . An initial `disk dump' backup before the start of an Upgrade; and

                . A full system back-up upon successful completion of an Upgrade.

                .  SUN Ultra 3.X systems will also require a Sybase Y2K patch.

                . Upgrade components, if any, for the SUN Sparc 10's and SUN Classics will be determined by DAVOX(R) on or before September 1, 1998.

All Upgrades will be completed by GSSC within a 10 month window beginning September 1, 1998 and running through June 30, 1999.

The parties have agreed that 40-50% of all Upgrades are expected to be accomplished outside the Principle Period of Maintenance as defined in the Agreement.

GSSC is currently providing 4-5 non-Y2K software upgrades per week in addition to its standard DAVOX(R) Product service delivery activities (remedial, installation and MAC events). GSSC will provide sufficient resources to accomplish at least 7 additional Upgrades for an expected total of 11-12 software upgrades per week.

B.  Software/Hardware Upgrade Components

     (1) DAVOX(R) will provide all necessary software and associated hardware as, in its sole discretion, it deems necessary to complete the Upgrade of a particular Customer's Unison Call Center (the "Call Center") in accordance with DAVOX(R)'s Y2K Upgrade requirements ("Upgrade Kits"). Upgrade Kits will include, but may not be limited to, the following items for all DAVOX(R) components within a Call Center requiring the
          Upgrade:

            . DAVOX(R), Sun, & Sybase software patches

            . Incremental software revisions.

            . Hardware essential to software loading, back-up, and installation.

            . Site-specific system profile/template

     (2) Upgrade Kits will be configured and shipped to the applicable Customer site by DAVOX(R).

     (3) DAVOX(R) shall have the option to have GSSC maintain, configure, ship/receive, coordinate and control the Upgrade Kits within the Y2K program. If and when mutually agreed to by both parties, GSSC and DAVOX(R) will develop and implement the procedures and processes necessary to transition the Upgrade Kit responsibilities to GSSC

C.   Y2K System Configurations.

     DAVOX(R) will determine the site-specific hardware/software requirements necessary to establish a site-specific system profile and to facilitate an Upgrade via a system dial-in audit script that determines the existing Sun Solaris and DAVOX(R) Unison software release(s) and system configuration. Upon determination of the system profile, DAVOX(R) will provide GSSC with a site-specific report ("System Template"). The System Template shall be included in

------------------------------------------------------------------------------
     the Upgrade Kit to be delivered to the applicable Customer site or, as may be deemed necessary, sent directly to GSSC by DAVOX(R).

D.   Y2K Notification/Scheduling

     (1) Unless otherwise specified below, notification and scheduling of Upgrade services will be conducted in accordance with the processes set forth in the Agreement.

     (2) DAVOX(R) will use its reasonable efforts to provide the named GSSC Upgrade Coordinator with not less than 5 business days' advance written/electronic notice of a need for Y2K Upgrade services. GSSC will provide it's reasonable efforts to facilitate an Upgrade request received within less than such 5 days notification. In the event that less than such 5 day notice is provided and GSSC is otherwise unable to complete the requested Upgrade, DAVOX(R) will have the option to reschedule a previously scheduled upgrade (Y2K Upgrade or otherwise) in order that GSSC may make the necessary resources available to facilitate such Upgrade.

     (3) In the event of any delays caused by Customer failure to provide such proper environment or access, GSSC Y2K Coordinator will escalate such delays to the named DAVOX(R) Y2K Coordinator. The GSSC Y2K Coordinator, and/or his/her manager, and the DAVOX(R) Y2K Coordinator will determine an appropriate and mutually agreeable approach to resolve such Customer delays or reschedules as they arise.

E.   Y2K Training

     1) DAVOX(R) will provide to GSSC one (1) Y2K Upgrade training class for up to twelve (12) GSSC employees (including trainers) at DAVOX(R)'s Westford, MA headquarters at no additional charge to GSSC. It is agreed by the Parties that existing GSSC personnel who are experienced in DAVOX(R)'s other, non-Y2K upgrade processes and procedures will not be required to attend training unless the parties shall, mutually and on a case by case basis, agree otherwise.

     2) DAVOX(R) will provide the trainer(s) and all classroom materials and laboratory equipment as DAVOX(R) deems necessary and appropriate for the above referenced training class. GSSC shall be solely responsible for all costs and expenses related to its employees' attendance at such training class including, but not limited to, travel, accommodations, subsistence and, as applicable, compensation for time. DAVOX(R) will have no obligation to reimburse GSSC for any such additional costs or expenses, nor for the trainee's time spent preparing for, travelling to or from, or in training.

     3) Any future classroom training which GSSC may deem to be necessary for new Upgrade technicians will be provided by GSSC trainers to GSSC staff. Should such training be required, GSSC shall provide DAVOX(R) with not less than thirty (30) days prior written notice of the scheduled training date & site, trainer's name, name and date of hire of the applicable trainees, and specific material to be covered. Subject to timely receipt of such notification, DAVOX(R) will provide, at no additional cost to GSSC, sufficient numbers and quantities of hardware, software and documentation as DAVOX(R) deems reasonably appropriate. DAVOX(R) will reimburse GSSC for the Trainer's time at the rate of $95.00/hr (prorated for partial hours). DAVOX(R) will have no obligation to reimburse GSSC for the trainee's time spent preparing for, travelling to or from, or in training. Further,

------------------------------------------------------------------------------

          DAVOX(R) reserves the right to audit such additional training classes and GSSC agrees to cooperate with DAVOX(R) in the event of DAVOX(R) should reasonably request any modifications to a specific class or generally to the GSSC Upgrade training program.

F.   Y2K Documentation

     (1) DAVOX(R) will provide GSSC implementation documentation as deemed reasonably necessary by DAVOX(R) for the successful completion of Upgrades. Documentation will include, but may not be limited to:

          .  SUN and Unison Upgrade procedures

          . Site documentation with regard to system configuration (to be included in Upgrade Kits)

          .  Contact(s), phone #, address

          .  Site hardware/software audit forms (optional).

          . DAVOX(R) may, at DAVOX(R)'s sole discretion, elect to include any additional materials, information, and/or site-specific requests, material, documents, or otherwise as DAVOX(R) shall deem necessary or appropriate for the specific situation. DAVOX(R) and GSSC will mutually develop and/or agree to such additional material prior to applicable implementation.

     (2) Unless otherwise specified or agreed between the parties, the documentation will be forwarded to GSSC prior to the applicable Upgrade request to the extent that GSSC's prior review of such documentation will assist in effective and efficient Upgrade completion.

     (3) GSSC will, promptly upon Upgrade completion, provide to DAVOX(R) a Customer signed copy of a GSSC field service report (the "FSR") acknowledging GSSC's work as performed on site. If a Customer is unavailable, fails, or refuses to sign the FSR, GSSC will forward such unsigned FSR to the attention of the DAVOX(R) Upgrade Coordinator with a full explanation of the related circumstances.

G.   Technical Support

     (1) DAVOX(R) will make available such technical support resources as reasonably required by GSSC field service personnel engaged in Upgrade activities.

     (2) DAVOX(R) will, on or before September 1, 1998, provide to GSSC the necessary GSSC procedure(s) required for GSSC's field service personnel to obtain such Upgrade related technical support. These procedures will include, directly or indirectly, and will not necessarily be limited to dial-in access numbers, support response times, resources necessary to support the potential volume of activity, and an awareness that technical support coverage is to be requested and/or provided in such a manner as to limit a potential Upgrade delay due to a such technical support.

------------------------------------------------------------------------------

H.   Upgrade Pricing

     (1) Unless otherwise specified below, fee schedules, invoicing requirements and payment terms applicable to Upgrade services will be in accordance with the corresponding and applicable terms set forth in the Agreement.

     (2)  GSSC will invoice DAVOX(R) at a rate of:


          . [CONFIDENTIAL TREATMENT REQUESTED]/*/ per hour for Upgrade activity performed during the Principle Period of Maintenance (PPM, Mon-Fri 8am-5pm), including travel time;

          . [CONFIDENTIAL TREATMENT REQUESTED]/*/ per hour for Upgrade activity performed Outside the Principle Period of Maintenance (OPPM, Mon-Fri, 5pm-8am and Sat. 24 hrs), including travel time; and

          . [CONFIDENTIAL TREATMENT REQUESTED]/*/ per hour for Upgrade activity performed on Sundays and Holidays, including travel time.

                                    --END--

------------------------------------------------------------------------------

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT D

        SCHEDULE OF PRODUCTS, SERVICE CITIES, MAINTENANCE SERVICE AND
                               APPLICABLE RATES


A.   Periods Of Maintenance

     1.   Period of Principal Maintenance ("PPM") - is defined as nine (9)
          ---------------------------------------
          consecutive hours per day of maintenance support, Monday - Friday, excluding New Year's Day, the Fourth of July, and Christmas Day ("Holidays"). The PPM will be contained within the time period from 8:30 AM to 5:30 PM.

          PPM pricing shall be component-based charges calculated on a monthly basis as specified in Exhibit D-1 attached hereto and incorporated herein by reference ("Basic Monthly Maintenance Charge" or "BMMC")

     2.   Periods of Extended Maintenance ("PEM") - is defined as consecutive
          ---------------------------------------
          hours per day, excluding Holidays, that are added to the initial nine
          (9) hours PPM to provide the Customer with more than nine (9) hours per day of remedial maintenance coverage. PEM must immediately follow the PPM so as to result in continuous hours of coverage. Contracted maintenance support that includes weekend coverage is also be included in the calculation of PEM.

          PEM availability and applicable charges therefor are specified in Exhibit D-2 attached hereto and incorporated herein by reference.

          DAVOX(R) will be charged a surcharge to the BMMC ("Uplifts") for PEM services as specified in Exhibit D-2 attached.

     3.   Contracted Period of Maintenance ("CPM") - may be a combination of,
          ----------------------------------------
          but in all events shall be contained within either, PPM and PEM, and shall be specified on the applicable Customer site-specific Work Authorization Form.

          DAVOX(R) will be charged a surcharge to the applicable CPM BMMC ("Uplifts for Expanded Zone Coverage") upon the following schedule:

          -------------------------------------------------------------------------
                              UPLIFT                                  MILES
                   (for Expanded Zone Coverage)
          -------------------------------------------------------------------------
           No additional charge                                       0 - 50
          -------------------------------------------------------------------------
           15%                                                        51-100
          -------------------------------------------------------------------------
           Reimbursement of actually incurred reasonable             Over 100
           expenses, plus half the reasonable travel
           hours devoted to a specific service call.
          -------------------------------------------------------------------------

     4.   Standard Time and Material ("T&M") - is defined as services provided
          ----------------------------------
          but not covered by contractual obligation. All GSSC travel and on-site hours, any and all materials reasonably provided and any and all directly related, reasonably incurred expenses are

--------------------------------------------------------------------------------
          directly reimbursable by DAVOX(R). GSSC shall use its best efforts to respond and perform the agreed upon services. A minimum 2 hour portal-to-portal charge shall apply.

          Charges for T&M services shall be as specified in Section B(4) below.

     5.   Contracted Time and Material ("CT&M") - is defined as mutually agreed
          -------------------------------------
          to Service(s) and response time(s) and mutually agreed to event notification and coordination criteria. In all such events, CT&M projects will be documented by written amendment to this Agreement unless expressly denoted by this Agreement, and executed by an authorized representative of each party.

     6.   Mandatory Response Time and Material - is defined as time and material
          ------------------------------------
          activity outside Standard time and material, Scheduled time and material and/or Contracted time and material parameters. All travel and site hours, any and all materials provided and any and all expenses incurred are directly reimbursed and a minimum of 2 hours apply. Mandatory Response T&M may be facilitated from any GSSC location whereby resources may be available. Where DAVOX(R) requests Mandatory response to a service activity GSSC will use its best efforts to comply. Where GSSC meets an on-site response within 4 hours and site is less than 100 miles from the GSSC service city GSSC will be entitled to the full Mandatory T&M Rate. If GSSC responds outside the 4 hour response window and the site is less than 100 miles from the GSSC Service city than the Standard T&M rates shall apply. Where GSSC meets an on-site response within 8 hours and the site is greater than 100 miles from the GSSC service city GSSC will be entitled to the full Mandatory T&M Rate. If GSSC responds outside the 8 hour response window and the site is greater than 100 miles from the GSSC Service city than the Standard T&M rates shall apply.

B.   GSSC'S Service Rates

     1.   PPM pricing is specified in attached Exhibit D-1.

     2.   PEM pricing is specified in attached Exhibit D-2.

     3. CPM pricing shall be a combination of PPM & PEM pricing and as specified in paragraph 3 above.

     4.   Standard T&M pricing
                   -----------

              i. Minimum charge = 2 hr. minimum charge

             ii. Calculation = measured round trip travel time to/from GSSC
                       Service Location to Customer site ("Portal to Portal") + on-site service time + reasonable and actual related expenses.)

            iii. Rates:   $[CONFIDENTIAL TREATMENT REQUESTED]/*/hour Mon-Sat,
                          0830 hours - 1730 hours
                          $[CONFIDENTIAL TREATMENT REQUESTED]/*/hour Mon-Sat,
                          1731 hours - 0829 hours
                          $[CONFIDENTIAL TREATMENT REQUESTED]/*/hour Sundays and
                          Holidays
                          $[CONFIDENTIAL TREATMENT REQUESTED]/*/Mile

--------------------------------------------------------------------------------

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    5. Contracted T&M pricing (Unless otherwise stated by Amendment or Agreement)

          Calculation =
               . If Portal to Portal less than 100 miles = 2 hour minimum charge + on-site service time + reasonable and actual related expenses

               . If Portal to Portal greater than 100 miles = measured 1-way travel time to/from GSSC Service Location to Customer site + on-site service time + reasonable and actual related expenses.

             ii.   Rates:

        . Upgrades, Moves, Adds and Changes

                  $[CONFIDENTIAL TREATMENT REQUESTED]/*//hour Mon-Sat, 0830 hours - 1730 hours

                  $[CONFIDENTIAL TREATMENT REQUESTED]/*//hour Mon-Sat, 1731 hours - 0829 hours

                  $[CONFIDENTIAL TREATMENT REQUESTED]/*//hour Sundays and
                  Holidays

                     $[CONFIDENTIAL TREATMENT REQUESTED]/*//Mile

        . 6. Installation Pricing (Phase I)


        . $[CONFIDENTIAL TREATMENT REQUESTED]/*//hour, Mon-Sun, including
          Holidays                 . 1 Way Travel Hours

        . $[CONFIDENTIAL TREATMENT REQUESTED]/*//Mile

                      Mandatory T&M

$[CONFIDENTIAL TREATMENT REQUESTED]/*//Hr, Mon-Sun, Including Holidays Calculation =

          . If Portal to Portal less than 100 miles = 2 hour minimum charge + on-site service time + reasonable and actual related expenses and on site response is within 4 hours

          . If Portal to Portal greater than 100 miles = measured 1-way travel time to/from GSSC Service Location to Customer site + on-site service time + reasonable and actual related expenses and on-site response is within 8 hours.

    6.  CONSIGNED INVENTORY MANAGEMENT AND DELIVERY (Exhibit E, Spare Parts)

        $[CONFIDENTIAL TREATMENT REQUESTED]/*//Month (not to exceed $[CONFIDENTIAL TREATMENT REQUESTED]/*//annum)

        DAVOX(R) reserves the right to review and renegotiate these fees based upon the anticipated cost savings resulting from CAS and CRS attrition and its impact on storage space and shipment activity.

    7.  ON-SITE and DEDICATED STAFF

        .   Dedicated On-Site Engineer


--------------------------------------------------------------------------------

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  $[CONFIDENTIAL TREATMENT REQUESTED]/*/ per annum

Overtime will be billed per the Standard T&M rates above
                  Baseline skill level per DAVOX(R) course #103PL

          .   Dedicated Labor Resource

                  $[CONFIDENTIAL TREATMENT REQUESTED]/*/ Annual

               Overtime will be billed per the Standard T&M rates above
                  Baseline Skill Level per DAVOX(R) course #'s 100UO, 101UST, 102UA and 103PL

    8. Invoices:   Where practical, GSSC will provide DAVOX(R) with valid
       invoices within 30 days following Services performed by GSSC. DAVOX(R) will pay such valid invoices 30 days from its receipt of same.

       In no event shall DAVOX(R) be responsible for paying any invoice received by it more than sixty (60) days after the performance of the applicable Services unless

       . such late invoice is accompanied by a written explanation of the delay;

       .  such explanation is signed by the respective GSSC Region Manager; and

       .  such explanation is reasonably acceptable to DAVOX(R).

    9. Tools

       As a minimum, GSSC field engineers will be provided a "Lap Top" personal Computer or equivalent computing device configured with no less than modem and MS Office (Word and Excel) at no charge to DAVOX(R). Additional software or specific hardware, requested or required by DAVOX(R), will be invoiced to DAVOX(R) at cost, plus associated administration fee's.

                                --- END ---


--------------------------------------------------------------------------------

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  EXHIBIT D-1

CAS (Collection Agency Systems)

MFG               MODEL                DESCRIPTION                         BMMC                                     REF    MAC
DVX               CAS 50               Auto Dialer                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CAS 500              Auto Dialer                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CAS 1000             Auto Dialer                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CAS 2000             Auto Dialer                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               DN04-01              Net CRS Intrfce Adaptr             $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CL04-01              Expansion Controller               $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CL06-XX              Master Controller                  $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CL08-XX              Synchronous Expnsn Contrllr        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CL09-01              Asynchronous Controller            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               DN01-01              Net Cntrllr Intrfce Adpter         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CRS                  Comm Resrce Srvr (8 port)          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
DVX               CRS                  Comm Resrce Srvr (16 port)         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (1)    T&M
SUN               Various              SPARCstation II                    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
SUN               Various              SPARCstation IPC                   $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Wyse              Datamanager          PC 20MB & 80MB                     $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (2)    T&M
AST               Datamanager          PC 80MB & 150MB                    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (2)    T&M
Genicom           3210                 Printer                            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Genicom           3410                 Printer                            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Okidata                                Printer                            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
HP                Paintjet             Printer                            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
GNP               Comm Intrfce         8&16 Port Term Intrfce             $ [CONFIDENTIAL TREATMENT REQUESTED]/*/   (3)    T&M
Logicraft         Rmt Com Srvr         PC 8&16 Port                       $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Sony                                   Optical Drive                      $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Pinnacle Micro    Optical Drive                                           $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Chase             IOLAN                Term Serv 8&16 Port                $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M
Exabyte           8MM                  Ext. Tape Sub-System               $ [CONFIDENTIAL TREATMENT REQUESTED]/*/          T&M

________________________________________________________________________________

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  Exhibit D-1

Exhibit D-1 (pg.2)


UNISON (Call Center Systems)

MFG               MODEL                DESCRIPTION                     BMMC                                        REF          MAC
SUN               Various              Ultra 60                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/     (5) (6)      T&M
SUN               Various              Ultra 5                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/     (5) (6)      T&M
SUN               Various              Ultra II                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/     (5) (6)      T&M
SUN               Various              Ultra I                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/     (5) (6)      T&M
SUN               Various              SPARCstation 20                 $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
SUN               Various              SPARCstation  5                 $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
SUN               Various              SPARCstation 10                 $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
SUN               Various              SPARCclassic                    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
Various           Various              4.0GB Ext. Hard Drive           N/C                                             (4)      T&M
Various           Various              1.05GB  Ext Hard Drive          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/         (4)      T&M
Various           Various              2.1GB Ext Hard Drive            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/         (4)      T&M
SUN               X1062A               SCSI S-Bus Diff                 N/C                                                      T&M
SUN               X1018A               S-Bus SUNswift 100MB            N/C                                                      T&M
SUN               X1014A               Token Ring PCB                  N/C                                                      T&M
DAVOX(R)          DCS                  DIALER                          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/         (1)      T&M
INTEL             PCEM72144F           Modem                           $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
US Robotics       14.4kb & 28.8kb      Modem                           $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
GENICOM           3410                 Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
DEC               LA-424               Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
DEC               LA-400               Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
HP                550/560              Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
HP                660C                 Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
HP                694                  Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
HP                682C                 Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
HP                693C Color Deskjet   Printer                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
SUN               CPRN-360             NEWSprinter CL+                 $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
Bay Networks      FE516                100 Base T Hub                  $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M
Bay Networks      CY2012001            30T E-Net Converter             $ [CONFIDENTIAL TREATMENT REQUESTED]/*/                  T&M

________________________________________________________________________________

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  Exhibit D-1

Exhibit D-1 (pg.3)

UNISON (Call Center Systems) CON'T

MFG               MODEL                 DESCRIPTION                     BMMC                                       REF    MAC
Digi Milan        MIL5008H              100 Base TX Hub                 $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Technologies
Digi Milan        MIL4000H              10 Base T Hub                   $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Technologies
Syquest           Syjet 1.5E            Optical Drive                   $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
SONY              RM-S350               Optical Drive                   $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Pinnacle Micro    PMO-130               Optical Drive                   $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Iomega            1GB                   Outsider Jazz Drive             $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
AST               386                   Personal Computer               $[CONFIDENTIAL TREATMENT REQUESTED]/*/     (2)    T&M
AST               486                   Personal Computer               $[CONFIDENTIAL TREATMENT REQUESTED]/*/     (2)    T&M
Dell Computer     TWR 220-1906          Personal Computer               $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Logicraft         RCS                   Personal Computer               $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
GNP                                     Comm Interface                  $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Chase Iolan                             Terminal Server                 $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
SUN               X6202A, X843A, 170    8MM Ext. Tape Sub-Sys           $[CONFIDENTIAL TREATMENT REQUESTED]/*/     (4)    T&M
                  Mammoth
SUN               X6230A                8MM Ext. Tape Sub-Sys              N/C                                     (4)    T&M
Cisco             2513                  E-Net/Token Dual Router         $[CONFIDENTIAL TREATMENT REQUESTED]/*/            T&M
Storage           Superflex 5000        Disk Array                         N/C                                     (1)    T&M
Dimensions

(1)  Spares provided by DAVOX(R)

(2) Assumes standard configuration consisting of internal hard drive, floppy drive, external color monitor.

(3) No Longer Manufactured or Supported By OEM, Serviced through existing availability of parts/spares

(4)  Included with Ultra Systems

(5) Quantitative Sparing, Local, District, Regional and National Sparing provided per install base and geographical distribution.

(6)  BMMC may vary with Model/Type
________________________________________________________________________________

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  Exhibit D-1

                                 EXHIBIT D - 2
DAVOX(R) Extended Coverage (Periods of Extended Maintenance)

------------------------------------------------------------------------------------------------------------------------------
Coverage                                              7X24                                                   6X16
------------------------------------------------------------------------------------------------------------------------------
Response                                    2hr         4hr          8hr       Bst efrt          2hr          4hr      8hr
------------------------------------------------------------------------------------------------------------------------------
Mileage                                     0-35       0-50        51-100         100+            0-35        0-50     51-500
------------------------------------------------------------------------------------------------------------------------------
Price:  Base                                Var         Var          Var          Var            Var          Var      Var
------------------------------------------------------------------------------------------------------------------------------
        Uplift                              /*/         /*/          /*/       Exp+.5 trvl        /*/          /*/        /*/
------------------------------------------------------------------------------------------------------------------------------
        Retainer/City/Mnth               $  /*/       $ /*/        $ /*/         $ /*/          $ /*/        $ /*/     $  /*/
------------------------------------------------------------------------------------------------------------------------------

          SERVICE CITIES

------------------------------------------------------------------------------------------------------------------------------
       PC     CITY/STATE
------------------------------------------------------------------------------------------------------------------------------
      1103          Meriden CT
------------------------------------------------------------------------------------------------------------------------------
      1104           Boston MA
------------------------------------------------------------------------------------------------------------------------------
      1106          Buffalo NY
------------------------------------------------------------------------------------------------------------------------------
      1108          Toronto CN
------------------------------------------------------------------------------------------------------------------------------
      1202          Long is NY
------------------------------------------------------------------------------------------------------------------------------
      1205              NYC NY
------------------------------------------------------------------------------------------------------------------------------
      1206          Fairfld NJ
------------------------------------------------------------------------------------------------------------------------------
      2101        Wash DC/Rock
------------------------------------------------------------------------------------------------------------------------------
      2103           Rchmnd VA
------------------------------------------------------------------------------------------------------------------------------
      2105             Phil PA
------------------------------------------------------------------------------------------------------------------------------
      2114        Charlotte NC
------------------------------------------------------------------------------------------------------------------------------
      2201          Atlanta GA               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      2202      Chattanooga TN
------------------------------------------------------------------------------------------------------------------------------
      2208          Orlando FL
------------------------------------------------------------------------------------------------------------------------------
      2210       Huntsville AL
------------------------------------------------------------------------------------------------------------------------------
      2212            Tampa FL
------------------------------------------------------------------------------------------------------------------------------
      3101            Pitts PA
------------------------------------------------------------------------------------------------------------------------------
      3102           Cincin OH
------------------------------------------------------------------------------------------------------------------------------
      3103          Detroit MI
------------------------------------------------------------------------------------------------------------------------------
      3105        Louisvill KY
------------------------------------------------------------------------------------------------------------------------------
      3106         Clevlind OH
------------------------------------------------------------------------------------------------------------------------------
      3109         Columbus OH
------------------------------------------------------------------------------------------------------------------------------
      3112         Indianap IN
------------------------------------------------------------------------------------------------------------------------------
      3113          Kan Cty KS
------------------------------------------------------------------------------------------------------------------------------
      3201      Minneapolis MN
------------------------------------------------------------------------------------------------------------------------------
      3201          Chicago IL               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3202            Omaha NE               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3203         St Louis MO               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3301           Austin TX               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3301      San Antonio TX               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3302          Houston TX
------------------------------------------------------------------------------------------------------------------------------
      3303           Dallas TX               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3305           Denver CO               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      3307       Ponca City OK
------------------------------------------------------------------------------------------------------------------------------
      3308      New Orleans LA
------------------------------------------------------------------------------------------------------------------------------
      5101          Seattle WA
------------------------------------------------------------------------------------------------------------------------------
      5102   Salt Lake City UT
------------------------------------------------------------------------------------------------------------------------------
      5103    San Francisco CA               X           X            X            X              X            X        X
------------------------------------------------------------------------------------------------------------------------------
      5106      Los Angeles CA
------------------------------------------------------------------------------------------------------------------------------
      5107        San Diego CA
------------------------------------------------------------------------------------------------------------------------------
      5109          Phoenix AZ
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Coverage                                                             5X16
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Response                             BST EFRT           2HR            4HR            8HR           BST EFRT
---------------------------------------------------------------------------------------------------------------
Mileage                                100+            0-35           0-50          51-100             100+
---------------------------------------------------------------------------------------------------------------
Price:  Base                           Var              Var            Var            Var              Var
---------------------------------------------------------------------------------------------------------------
        Uplift                     Exp+.5 trvl           /*/            /*/            /*/         Exp+.5 trvl
---------------------------------------------------------------------------------------------------------------
        Retainer/City/Mnth             $ /*/           $ /*/           $/*/          $ /*/             $ /*/
---------------------------------------------------------------------------------------------------------------

          SERVICE CITIES

---------------------------------------------------------------------------------------------------------------
       PC     CITY/STATE
---------------------------------------------------------------------------------------------------------------
      1103          Meriden CT
---------------------------------------------------------------------------------------------------------------
      1104           Boston MA
---------------------------------------------------------------------------------------------------------------
      1106          Buffalo NY
---------------------------------------------------------------------------------------------------------------
      1108          Toronto CN
---------------------------------------------------------------------------------------------------------------
      1202          Long is NY
---------------------------------------------------------------------------------------------------------------
      1205              NYC NY
---------------------------------------------------------------------------------------------------------------
      1206          Fairfld NJ
---------------------------------------------------------------------------------------------------------------
      2101        Wash DC/Rock
---------------------------------------------------------------------------------------------------------------
      2103           Rchmnd VA
---------------------------------------------------------------------------------------------------------------
      2105             Phil PA
---------------------------------------------------------------------------------------------------------------
      2114        Charlotte NC
---------------------------------------------------------------------------------------------------------------
      2201          Atlanta GA          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      2202      Chattanooga TN                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      2208          Orlando FL                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      2210       Huntsville AL                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      2212            Tampa FL                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3101            Pitts PA                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3102           Cincin OH                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3103          Detroit MI                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3105        Louisvill KY                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3106         Clevlind OH                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3109         Columbus OH                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3112         Indianap IN                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3113          Kan Cty KS                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3201      Minneapolis MN                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3201          Chicago IL          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3202            Omaha NE          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3203         St Louis MO          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3301           Austin TX          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3301      San Antonio TX          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3302          Houston TX                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3303           Dallas TX          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3305           Denver CO          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3307       Ponca City OK                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      3308      New Orleans LA                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      5101          Seattle WA                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      5102   Salt Lake City UT                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      5103    San Francisco CA          X                X              X              X                X
---------------------------------------------------------------------------------------------------------------
      5106      Los Angeles CA                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      5107        San Diego CA                           X              X              X                X
---------------------------------------------------------------------------------------------------------------
      5109          Phoenix AZ                           X              X              X                X
---------------------------------------------------------------------------------------------------------------

     NOTE:  1.  Service delivered 100+ miles from a GSSC service center will receive travel hours one way.
            2. Retainer pricing is monthly per service city. Wherein a service city meets the retainer fee through the uplifted sum of all the accounts in that particular service city, the retainer fee will be waived. For example; If a service city is receiving a $450/mo retainer fee and there are 18 accounts at a BMMC of @50 ea with a $25 (10%16) uplift, GSSC will waive the retainer fee. (18 x $25 = $450)
            3. As an option, 6 x 16 coverage will be delivered from the closest GSSC service city with that capability, as indicated above.


--------------------------------------------------------------------------------

/*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  Exhibit D-2

                                   EXHIBIT E

              SCHEDULE OF CONSIGNED INVENTORY ("PARTS") SERVICES



1. DAVOX(R) shall furnish, on a consigned basis and in the quantities mutually agreed upon by GSSC and DAVOX(R), all spare Hardware parts necessary for the maintenance of DAVOX(R) proprietary Hardware in accordance with this Agreement (the "Parts"). Quantity of Parts to be provided by DAVOX(R) shall be determined based on mutual agreement and shall consider Customer location, quantities of Customers within any given Service City service area, quantity and mix of DAVOX(R) product required to service such Customers, and actual usage experienced.

2. The Parts shall at all times be subject to DAVOX's(R) direction and control. Upon termination of this Agreement, GSSC shall return all Parts then remaining in its possession to DAVOX(R).

3. DAVOX(R) reserves the right to require GSSC to return for any reason any or all Parts then in GSSC's possession. DAVOX(R) reserves the right to verify the condition of any returned Parts through its own internal testing and inspection procedures, within five (5) business days of receipt.

4. Any Part which has been damaged as a result of or due to GSSC's negligent act shall be paid for by GSSC but such damaged Part shall be returned to and shall become the property of DAVOX(R).

5. During the term of this Agreement, GSSC will provide the following Parts services to DAVOX(R):

     a. Maintain depots for stocking of Parts in select Service Cities and GSSC's National Logistics Stocking Depot, located in Longmont, CO. GSSC will keep records of the receipt, disbursement and use of such Parts;

     b. Maintain all Parts in its possession or control as separate and distinct from any other parts belonging to any other party which may be held at the same location.

     c. Utilize at least the same care and procedures, which shall in no event be less than reasonable care, in the safekeeping and record keeping of DAVOX's(R) Parts as it uses in maintaining its own parts and inventory records;

          Conduct annual inventories, at GSSC's expense of the Parts and provide DAVOX(R) with an inventory report immediately after its completion. GSSC will have ninety (90) days to reconcile any inventory discrepancies identified by DAVOX(R). GSSC's responsibility for unreconciled inventory discrepancies will be subject to a 3% annual industry standard shrinkage factor.

          In the event any discrepancy is identified by DAVOX(R) and unreconcilable by GSSC, GSSC shall reimburse DAVOX(R) for such missing Parts at DAVOX's(R) then current commercial price for same. GSSC agrees to permit, during its regular business hours and upon request by DAVOX(R), an annual on-site audit of any of GSSC

--------------------------------------------------------------------------------
                                  Exhibit E-1
          location where Parts are stocked. DAVOX(R) may request additional inventories to be taken and GSSC will comply at a mutually agreeable time.

     d.   If DAVOX(R) does not notify GSSC of any discrepancies within sixty
          (60) days of receipt of a reconciliation inventory report, specifically identifying any discrepancies, such inventories will be deemed to be conclusive and agreed to by DAVOX(R); GSSC will have no further liability for any future discrepancies which may be identified with respect to the specific inventory and levels referenced therein. Procure and maintain sufficient inventory to support OEM Equipment and comply with such Equipment manufacturer's requirements related thereto.

     e. Replenish and/or expand the inventory of Parts as mutually agreed to by DAVOX(R) and GSSC.

     f. Provide to DAVOX(R) Part Usage Reports and Material & Service Measurements (the "Metrics") pursuant to Exhibit N and as mutually agreed to by DAVOX(R) and GSSC.

     g. Provide Parts control and management staff ("Logistics") Monday through Friday 6AM to 6PM, Mountain Time, and pager availability of standby Logistics personnel on all remaining days and times at GSSC's National Logistics Stocking Depot located in Longmont, CO. to ensure that DAVOX(R) has year-round access to the Parts 24 hrs/day, 7 days/week.

6. During the term of this Agreement and any extensions thereof, when DAVOX(R) has been informed that Parts have been used to replace a faulty DAVOX(R) proprietary component, board, subassembly, or assembly at a DAVOX(R) Customer site, DAVOX(R) will express ship a replacement to GSSC at no cost to GSSC. The replaced faulty part shall be shipped to DAVOX(R) at DAVOX's(R) expense within ten (10) days of GSSC's receipt of the replacement Part. GSSC will utilize this program to repair and/or replace failed DAVOX(R) proprietary Hardware at no cost to GSSC. DAVOX(R) shall be responsible for all costs related to shipping, handling, taxes, and in-transit insurance.

7. Title in and to all Parts shall remain vested in DAVOX(R) until such Parts are actually installed at a Customer site. Upon such installation, title to such Part(s) shall automatically transfer to such Customer. Notwithstanding the foregoing, GSSC shall be and shall remain responsible for the safekeeping and handling of any Parts while such Parts are in its possession or control. Title to any Hardware or component part thereof which GSSC may replace with a Part shall vest in DAVOX(R) immediately upon GSSC's removal of such Hardware or component part from the Customer's System installation.

     GSSC will not acquire nor be granted any right, title or interest in or to any equipment or to any spare Parts which DAVOX(R) may supply unless GSSC specifically purchases them. GSSC will bear the risk of all loss or damage with respect to equipment and Parts in GSSC's possession.

8. Subject to GSSC's inventory maintenance obligations set forth above, in the event that Parts supply commitments described in this Agreement are not maintained by DAVOX(R) and it becomes necessary for GSSC to notify DAVOX(R) that one or more Parts are required for an emergency, then DAVOX(R) will take reasonably prompt action to ship the Parts required by GSSC, at DAVOX's(R) expense, by the best method as determined by DAVOX(R) and to such location as may be mutually agreed upon by DAVOX(R) and GSSC within 24 hours of receipt

--------------------------------------------------------------------------------
                                  Exhibit E-2
     of such notice from GSSC. In such event, the measurement of GSSC's response time shall commence upon receipt of such emergency Parts at the location to which the parties agreed the Parts would be delivered.

9. GSSC will not be obligated to respond to any service requests unless sufficient Parts are available to the responding GSSC engineer either at the GSSC Service City office location or at the Customer site provided, however, that GSSC has notified DAVOX(R) of its requirements pursuant to paragraphs 1 and 8 above and provided further that DAVOX(R) has failed to respond accordingly.

10. The cost of repair, transportation and handling of Parts to and from DAVOX(R) shall be paid by DAVOX(R). For non-proprietary OEM Equipment parts, the cost of repair, transportation and handling will be at no cost to DAVOX(R) and will be the responsibility of GSSC.

11. Within thirty (30) days of expiration or termination of this Agreement, GSSC will provide DAVOX(R) with a final written reconciliation inventory, together with the return shipment of remaining Parts and any other materials, Hardware, Software, documentation, and any other DAVOX(R) property then in GSSC's possession or control, to DAVOX(R) at DAVOX's(R) expense. GSSC shall, however, be responsible for packing all such Parts and other materials in such a manner so as to reasonably ensure their safety and security during transit.

12. GSSC shall conduct all Hardware repairs contemplated hereunder in accordance with the OEM Equipment manufacturer's recommended diagnostic processes and procedures and troubleshooting guidelines. Where whole unit system exchanges are requested by DAVOX(R), DAVOX(R) will assume all costs associated with the whole unit exchange unless in the course of repair, GSSC and DAVOX(R) mutually agree that a whole unit exchange is necessary and required.

14. OEM spare equipment/component part stocking is based on a minimum install base of equipment(s) and whereby minimum quantities of like product exist in geographical densities. GSSC employs a single central stocking approach to products and components with insufficient install base or insufficient geographical distributions. Where new products are introduced with Indefinite Deliveries and Indefinite Quantities GSSC will initially stock spare components at its National Logistics Center in Longmont, CO.

15. Where DAVOX(R) employs equipment that requires identical component exchange and where specific manufacturer and model number are not provided per the work authorization form and where the use of components equivalent in operation and manufacturer support are prohibited, GSSC and DAVOX(R) agree to mutually develop a stocking and sparing implementation approach and plan.


                                  --- END ---


--------------------------------------------------------------------------------
                                  Exhibit E-3

                                   EXHIBIT F

SCHEDULE OF GSSC'S SERVICE CITIES

       PC                    CITY              STATE           ZIP

      1103            Meriden                    CT             6450
      1104            Boston                     MA             1801
      1106            Buffal0                    NY            14226
      1108            Toronto                    CN           L7N2G1
      1202            Long Is                    NY            11716
      1205            New York City              NY            11101
      1206            Fairfield                  NJ             7004
      2101            Wash DC/Rock               MD            20850
      2103            Richmond                   VA            23111
      2105            Philadelphia               PA            19403
      2114            Charlotte                  NC            28210
      2201            Atlanta                    GA            30341
      2202            Chattanooga                TN            37415
      2208            Orlando                    FL            32809
      2210            Huntsville                 AL            35603
      2211            Miami                      FL            33328
      2212            Tampa                      FL            33609
      3101            Pittsburgh                 PA            15085
      3102            Cincinnati                 OH            45005
      3103            Detroit                    MI            48083
      3106            Cleveland                  OH            44136
      3109            Columbus                   OH            43017
      3112            Indianapolis               IN            46952
      3113            Kansas City                KS            66211
      3114            Louisville                 KY            40202
      3201            Minneapolis                MN            55077
      3201            Chicago                    IL            60173
      3202            Omaha                      NE            68113
      3203            St Louis                   MO            63043
      3301            Austin                     TX            78704
      3302            Houston                    TX            77092
      3303            Dallas                     TX            75080
      3305            Denver                     CO            80112
      3307            Ponca City                 OK            74601
      3308            New Orleans                LA            70577
      5101            Seattle                    WA            98124
      5102            Salt Lake City             UT            84108
      5103            San Francisco              CA            94588
      5106            Los Angeles                CA            90670
      5107            San Diego                  CA
      5109            Phoenix                    AZ            85044
      5109            Tucson                     AZ

--------------------------------------------------------------------------------

                                   EXHIBIT G

                        SAMPLE WORK AUTHORIZATION FORM

--------------------------------------------------------------------------------------------------------
         TYPE             DAVOX(R) PN              VENDOR PN               $ USD EA.   QTY        TOTAL
--------------------------------------------------------------------------------------------------------
30T CONVERTER               906204        bay networks cy2012001              $         X           $
--------------------------------------------------------------------------------------------------------
16P 100 BASE TX             906213        bay networks netgear fe516          $         X           $
--------------------------------------------------------------------------------------------------------
TMNL SVR                    906154        chase iolan plus 16                 $         X           $
--------------------------------------------------------------------------------------------------------
ROUTER TR                   906208        cisco 2513 enet/token ring          $         X           $
--------------------------------------------------------------------------------------------------------
DCS                         905349        DAVOX(R)                            $         X           $
--------------------------------------------------------------------------------------------------------
PTR LA400                   906151        dec dot mtrx la400                  $         X           $
--------------------------------------------------------------------------------------------------------
PRINTER HP 693              906193        hp 693c                             $         X           $
--------------------------------------------------------------------------------------------------------
10T HUB                     906121        milan technology x4710h             $         X           $
--------------------------------------------------------------------------------------------------------
ULTRA 2/2300                906251        sun a14-uec2-17e-256ac              $         X           $
--------------------------------------------------------------------------------------------------------
ULTRA 5/270                 906257        a21-ufe1a9j-128cg                   $         X           $
--------------------------------------------------------------------------------------------------------
ULTRA 60/300                906254        sun a23-uec2-9l-256ac               $         X           $
--------------------------------------------------------------------------------------------------------
ULTRA 2                     906187        sun a14-uba2                        $         X           $
--------------------------------------------------------------------------------------------------------
SPARC 20                    906092        sun sparc 20/712                    $         X           $
--------------------------------------------------------------------------------------------------------
SPARC 5                     906184        sun  s5kx2-170-32-p17unison         $         X           $
--------------------------------------------------------------------------------------------------------
EXT 1GIG                    906114        sun x5102a                          $         X           $
--------------------------------------------------------------------------------------------------------
EXT 2GIG                    906115        sun x5152a                          $         X           $
--------------------------------------------------------------------------------------------------------
EXT 4GIG                    906130        sun x5203a                          $         X           $
--------------------------------------------------------------------------------------------------------
EXT 4GIG                    906261        sun sg.xdsk010a-4g                  $         X           $
--------------------------------------------------------------------------------------------------------
EXT 4GIG                    906190        sun x5213a                          $         X           $
--------------------------------------------------------------------------------------------------------
CALL VISOR PC               906167        Dell                                $         X           $
--------------------------------------------------------------------------------------------------------
8MM TAPE DRV                906201        sun x6230a 20-40gb                  $         X           $
--------------------------------------------------------------------------------------------------------
MO DISK                     906233        syquest 1.5gb                       $         X           $
--------------------------------------------------------------------------------------------------------
MODEM 28.8                  906168        us rob 000839-0x                    $         X           $
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
EXTENDED 16X5                                                                          /*/          $
--------------------------------------------------------------------------------------------------------
EXTENDED 16X6                                                                          /*/          $
--------------------------------------------------------------------------------------------------------
EXTENDED 24X7                                                                          /*/          $
--------------------------------------------------------------------------------------------------------
   GRAND TOTAL MONTH                                                                                $
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLIENT:
--------------------------------------------------------------------------------------------------------
ADDRESS:
--------------------------------------------------------------------------------------------------------
ADDRESS:
--------------------------------------------------------------------------------------------------------
ADDRESS:
--------------------------------------------------------------------------------------------------------
ADDRESS:
--------------------------------------------------------------------------------------------------------
CONTACT:
--------------------------------------------------------------------------------------------------------
PHONE:
--------------------------------------------------------------------------------------------------------
SERVICE COVERAGE:
--------------------------------------------------------------------------------------------------------
START DATE:
--------------------------------------------------------------------------------------------------------
END DATE:
--------------------------------------------------------------------------------------------------------
PRODUCT: UNISON
--------------------------------------------------------------------------------------------------------
SYSTEM:
--------------------------------------------------------------------------------------------------------
NOTES:
--------------------------------------------------------------------------------------------------------
SITE CODE:
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT I

                          SOFTWARE LICENSE AGREEMENT

GSSC shall not reverse compile, disassemble or otherwise reverse engineer, embed within any other software product, or modify in any manner, including modifications to source code with respect thereto, the software, in whole or in part. The software may be copied, in whole or in part, only to the extent necessary for GSSC's use on GSSC's designated single CAS products, controller unit, personal computer, workstations or UNISON(R) products for back-up purposes or to replace a worn or defective copy.

If GSSC is unable to operate the software on the single designated CAS products, controller unit, personal computer, workstation or UNISON(R) products due to an equipment malfunction, the software may be transferred temporarily to another CAS, controller unit, personal computer, workstation or UNISON(R) during the period of equipment malfunction.

GSSC shall include any and all copyright and proprietary notices placed on the Software by DAVOX(R) on all copies of the Software.

GSSC shall not disclose, provide or otherwise make available the Software or Source Code or any Part or copy thereof to any third party. The Software and the Source Code shall be deemed Confidential information of DAVOX(R) for purposes of
Section 10 of this Agreement. All copies of Software and Source Code, whether provided by DAVOX(R) or made by GSSC in accordance with this Agreement, including without limitation, translations, compilations or partial copies are the property of DAVOX(R) and may not be used or disclosed except as permitted by this Agreement. All right, title and interest to, and all applicable rights in patents, copyrights, and trade secrets in, the Software shall at all times remain vested in DAVOX(R) or in any third party from whom DAVOX(R) has acquired rights to license the Software. DAVOX(R) shall indemnify and hold GSSC and its agents harmless from any claim or liability arising from patent, copyright or trade secret infringement, subject to and in accordance with the terms in
Section 16.1 of this Agreement.

The license granted to GSSC hereunder shall expire upon expiration or termination of this Agreement. GSSC agrees, upon expiration of such license term or upon notice of termination, to immediately return or destroy the Software, the Source Code and all portions and copies thereof as directed by DAVOX(R), and, if required, to certify in writing as to the destruction or return of the Software, the Source Code and all copies thereof.

If necessary, DAVOX(R) will take action to enforce compliance with the terms of the license on its behalf and on behalf of any third party for which it licenses the Software. In the event it becomes necessary to furnish GSSC with Software related to Smart Management Center (SMC) products the parties agree that such Software will be loaned to GSSC in accordance with the terms set forth hereunder, and such other terms as may be required by DAVOX's(R) third-party software vendors and mutually agreed to in writing by the parties.

________________________________________________________________________________

                                   EXHIBIT J

                                   DISPATCH

GSSC and DAVOX(R) have mutually agreed on the process and procedures by which a Service request is dispatched by DAVOX(R) to GSSC (the "Dispatch Process") and the dispatch dynamics thereof, Exhibit J-1 details the ETA process and is
                               -----------
attached hereto and incorporated herein by reference.

1. Service, Installation and MAC activity requests are accepted by GSSC only from authorized and identified DAVOX(R) representative(s).

2. At a minimum, DAVOX(R) will provide the Customer Site name, Site address, Site contact and phone number, equipment type to be serviced, description of problem or requested activity, recommended or implicated failing component (if applicable), DAVOX(R) support/management contact (if applicable), DAVOX(R) site code, GSSC site contract number and any and all special instructions as applicable.

3. GSSC staffs its Customer Service Center 7 days per week, 24 hours per day and 365 days per year. GSSC will accept dispatches from authorized DAVOX(R) personnel any day or time and will dispatch within that Customers contracted PPM. In those instances where requests for services are outside the PPM, are dispatched by DAVOX(R) and are not considered a scheduled activity, will be invoiced at the Time and Material Rates as stated in Exhibit D, paragraph B.

4. GSSC and DAVOX(R) are currently seeking to develop a consolidation of their respective Service Management Systems. It is anticipated that an electronic merge of DAVOX's(R) and GSSC's service management systems will eventually allow GSSC direct communication in providing ETA, Update and Call Closure information directly to DAVOX's(R) management system. Additionally, it is anticipated that dispatches will be directly and electronically sent by DAVOX(R) and received by GSSC, for dispatch to GSSC's field service organization.

________________________________________________________________________________

                                 EXHIBIT J - 1

               GSSC / DAVOX(R)REMEDIAL SERVICE CALL ETA PROCESS


       [FLOW CHART OF GSSC / DAVOX(R)REMEDIAL SERVICE CALL ETA PROCESS]


--------------------------------------------------------------------------------

                                   EXHIBIT K

                             TRAINING CURRICULUM(S)


APPLICATION DEVELOPMENT TOOLS

Overview

This course teaches you how to develop new applications as well as make changes to existing applications. We will cover the full use of the Application Development tools to make and install applications. You must successfully pass the final lab exercise to have access to the application tools at your site.

Who Should Attend

IS personnel responsible for design and development of applications. This course is required for those who want use of the application tools at their site.

Prerequisites

Knowledge of file structures, download/upload transfer methods and general concepts of a predictive dialer.

Objectives

Upon completion of the course you should be able to:

 .    Design, develop and modify your own application map

 .    Define the download and upload process

 .    Customize an import and export file layout

 .    Create a call script profile

 .    Define application default parameters

 .    Identify the form components of Screen Builder

 .    Create a form

 .    Create screen branches

 .    Define agent and system initiated termination codes and their associated components

================================================================================

Application Tool

The Application Tool provides you with a set of integrated file and database tools used to build and modify applications. It includes both File Tools and Database Tools.

File Tools Include

 .    Make Application Maps to write database tables into files

 .    Application Map Editor to create or modify application maps

 .    Install Application Map to load files into database tables

Database Tools Include

 .    Import/Export Tool to define manual downloads and uploads

 .    Call Guide to create, modify and delete call script profiles and application default parameters

 .    Screen Builder to create or modify agent hit screens

 .    Term Code Editor to define the codes entered by agents to describe how a call ended

3 Day Course

DAVOX(R) Course Number 105 (ADT) or equivalent.

UNISON SYSTEM ARCHITECTURE

Overview

This course is a basic overview of the hardware and software architecture of the Unison system. It introduces the internal processing of the system, and supervisor activities as they are related to the system servers.

Who Should Attend

Individuals responsible for supporting and troubleshooting the

Unison system.

================================================================================

Prerequisites

Ability to use a mouse and operate a PC in a Windows environment.

A basic understanding of UNIX commands (such as find, grep, cd, 1s, more, ps, rsh).

Unison Supervisor Training (UST 101) or equivalent or Unison Overview (UO 100) or equivalent.

Objectives

 .    Upon completion of the course you should be able to:

 .    Identify the Unison system architecture layers

 .    Explain basic hardware set-up of the system

 .    Explain the process flow for downloads and uploads

 .    Identify and explain the major software servers

 .    Access system messages and system logs

 .    Develop a troubleshooting strategy using diagnostic tools

3    Day Course

DAVOX(R) Course Number 102 (UA) or equivalent.

PHYSICAL LAYER

Overview

In this course you will learn the necessary skills to install the Unison hardware in a network environment and troubleshoot your Unison hardware.

Who Should Attend

Individuals responsible for

 .    Installation and verification of configurations

 .    Communication between all hardware devices

 .    Maintenance of the Unison hardware.

================================================================================

Prerequisites

 .    Basic LAN/WAN

 .    Basic T1/E1

 .    Knowledge of SQL (i.e., isql command, select statement)

 .    A basic understanding of UNIX commands (such as find, grep, cd, 1s, more, ps, rsh)

Objectives

Upon completion of the course you should be able to:

 .    Identify the site and environment requirements

 .    Identify the function and hardware components of the Unison system

 .    Identify and describe the function, hardware and software of the SMC, TRS,
     Supervisor workstations and agent terminals

 .    Connect Unison components and test network connection between hardware components

 .    Perform a logical shutdown/reboot procedure

 .    Perform a full system backup/restore

 .    Identify the function of, install, test and troubleshoot the Unidisk, CCR and TM Report drives

 .    Identify the function of, remove, install, test and troubleshoot NIS, XDM and Smart Access(TM) software

 .    Identify the function of, configure ports, and identify logical and physical connections made through a terminal server

 .    Identify the function and components of the DCS

 .    Identify, customize and modify databases

 .    Identify the function, requirements and installation of Unison SCALETM

5 Day Course DAVOX(R)

Course Number 103 (PL) or equivalent.

===============================================================================

                               EXHIBIT K (con't)

                             TRAINING CURRICULUM(S)



UNISON SUPERVISOR TRAINING

Overview

This course prepares call center supervisors and managers to operate the Unison system.

Who Should Attend

Call center supervisors and managers who arc responsible for:

 .    Verifying downloaded call records from the host database

 .    Organizing call records into campaigns

 .    Assigning agents to campaigns

 .    Tracking status of campaigns, agents, trunk lines, and systems

 .    Generating call center reports

Prerequisites

Ability to use a mouse and operate a PC in a Windows environment.

Objectives

Upon completion of the course you should be able to:

 .    Identify call center terms, conventions, and concepts

 .    Identify Unison hardware components

 .    Operate the Unison workstation

 .    Verify download of call tables

 .    Create, manage, and modify campaigns

 .    Create and modify filters

 .    Describe an exclusion list process

================================================================================

 .  View and monitor agent statistics and trunk statistics

 .  Perform functions as Agent Manager

 .  Identify end of day procedures

 .  Understand how to get your agents up and running

   4 Day Course

   DAVOX(R) Course Number 101 (UST) or equivalent.

===============================================================================

                                   EXHIBIT L


                          [LOGO OF DAVOX CORPORATION]


                        MUTUAL NON-DISCLOSURE AGREEMENT


THIS AGREEMENT is made this 25th day of May, 1999 by and between DAVOX(R) Corporation, a Delaware corporation with its principle place of business located at 6 Technology Park Drive, Westford, Massachusetts, 01886 ("DAVOX(R)") and Grumman Systems Support Corporation, a Maryland corporation, with its principle place of business located at 10 Orville Drive, Bohemia, New York, 11716 ("Company").

WHEREAS, DAVOX(R) and the Company each desire to divulge certain information which the divulging party deems to be proprietary and confidential, specifically including, without limitation, the following: (the "Information") and

WHEREAS, each party desires to disclose the Information for the specific purpose of discussing and evaluating the possibility of the parties entering into a joint business relationship with regard to either or both party's products, services, and/or customers (the "Business Purpose").

NOW THEREFORE, the parties agree and undertake as follows:

1) The party disclosing Information hereunder shall be called the "Discloser" and the party receiving Information hereunder shall be called the "Recipient".

2) For purposes of this Agreement, Information shall include all information relating to Discloser, its business or affairs, or the business or affairs of its customers, which Discloser may disclose hereunder and which Discloser considers commercially valuable, proprietary, and confidential to Discloser.

3) Information may be disclosed (a) in written, graphical, or electronic format if marked or otherwise identified as being confidential, or (b) orally or visually.

4) For the purposes of this Agreement, Information shall not include information which:

     a) is in or subsequently becomes part of the public domain through no fault of the Recipient;

     b) is lawfully received from a third party having the right to disclose such information;

     c) is independently developed by Recipient without breach of this Agreement;

     d)   is disclosed with the prior written approval of Discloser; or

     e) Recipient is required to disclose by law, regulation or order of a competent authority; provided, however, that Recipient shall give
                               --------  -------
          Discloser not less than fifteen (15) days' advance written notice of any such requirement in order that Discloser may seek a restrictive order or similar equitable relief which Discloser may deem necessary to protect the subject Information.

5) The Recipient acknowledges that all Information shall remain the property of Discloser and the Recipient agrees:

     a) to maintain and protect all information (including all portions or copies thereof) against theft, damage, loss or unauthorized access in at least the same manner as its own proprietary and confidential information is maintained and protected. In no event shall Recipient use less than reasonable care in its efforts to maintain and protect the Information;

     b) except as specifically permitted hereunder or as specifically consented to in writing by Discloser, not to directly or indirectly disclose, exploit, copy, modify, or otherwise reproduce any Information at any time during or after the period of relationship between the parties;

     c) not to disclose, and to ensure that its employees, officers, directors, representatives, contractors or agents ("Recipient Employee(s)") do not disclose, the Information other than to those Recipient Employees with a specific "need to know" such Information;

--------------------------------------------------------------------------------

     d) to ensure that any Recipient Employee to whom the Information has been disclosed has agreed in writing to maintain, during and after such Recipient Employee's relationship with Recipient, the confidentiality of any third party confidential information which such Recipient Employee may be entrusted with;

     e) to inform any Recipient Employee to whom the Information may be disclosed, of the Recipient's obligations hereunder and to use its best efforts to insure compliance with this Agreement by all such Recipient Employees; and

     f) not to use, and to ensure that Recipient Employees do not use, any Information except for the Business Purpose.

6) Nothing contained in this Agreement shall be construed as granting or conferring by implication or otherwise any right, title, or ownership, by license or otherwise, in or to Discloser's trademarks, inventions, copyrights, patents or other intellectual property or proprietary rights.

7) Discloser makes no representation or warranty and accepts no liability in respect of the accuracy or completeness of any or all of the Information and shall have no responsibility for Recipient's use of the Information nor for the claims of third parties howsoever arising from Recipient's use or possession of any Information.

8) Recipient understands that any future-oriented Information or plans (i.e. product, marketing, financial, or other) are subject to change without notice at any time and that Discloser shall have no obligations to execute such plans and shall have no liability as a result of any change to such plans.

9) Upon the earlier of receipt of a written request from Discloser or termination of the business relationship between the parties for any reason, Recipient shall return to Discloser any and all Information then in its possession, custody or control and shall not retain any copies of the same. Upon request, Recipient shall certify to Discloser as to the completion of such activity.

10) Recipient acknowledges and agrees that a breach by it or any Recipient Employee of any provision of this Agreement will result in irreparable harm and monetary damages to Discloser for which there may be no adequate remedy at law. In the event of such breach or any threatened breach, Discloser shall be entitled to injunctive relief and such other and further equitable relief as may be appropriate. Recipient shall immediately notify Discloser in writing of any breach or threatened breach of this Agreement of which it becomes aware, and shall offer all reasonable assistance and co-operation to Discloser in Discloser's efforts to regain possession and control of the Information and to prevent further unauthorized use of same.

11) Recipient agrees to indemnify and hold harmless Discloser from and against all losses, damages or claims which Discloser may incur or suffer to the extent that such loss, damage, or claim is a direct result of any breach of this Agreement by Recipient, Recipient Employees, or any third party to whom Recipient may disclose the Information.

12) This Agreement shall be binding upon the Recipient, Recipient's Employees, and Recipient's successors and permitted assigns and shall inure to the benefit of Discloser, its successors, agents and assignees.

13) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, excluding its conflicts of law principles.

14) If any provision or application of this Agreement is held to be invalid or unenforceable in any respect, the validity or enforceability of any of the other provisions shall not in any way be affected or impaired. In such event, the offending provision shall be deemed null and void and shall be rewritten so that it reflects the parties' original intentions as closely as possible and in such a manner that it shall be valid and enforceable.

15) This Agreement sets forth the entire understanding between the parties with respect to the subject matter hereof and supercedes any and all prior communications, commitments, and obligations between the parties, whether written or oral. This Agreement may not be modified, changed or amended, except by a writing signed by both parties.


--------------------------------------------------------------------------------

AGREED TO:                             AGREED TO:

_____________________________          DAVOX(R) CORPORATION

BY: /s/ Douglas R. Hoffman             BY: /s/ John J. Connolly
   --------------------------             ----------------------------

NAME: Douglas R. Hoffman               NAME: John J. Connolly
     ------------------------               --------------------------

TITLE: Director                        TITLE: V.P. Finance & CEO
      -----------------------                -------------------------

DATE: 5/27/99                          DATE: 5/25/99
     ------------------------               --------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT M

                                PHYSICAL LAYER

                            INSTALLATION CHECKLIST


I.  Purpose

The Unison installation checklist is to be used by all those involved in the integration of a UNISON call center and in order to communicate the successful implementation and/or to highlight any and all discrepancies as a result of an installation effort.

Additionally, the checklist will provide the necessary metrics to assist DAVOX
(R) System Integration Managers (SIM) in accomplishing their tasks along with serving as a performance metric in achieving the goals and milestones established by GSSC and DAVOX(R).

The checklist also provides installation personnel a guideline in performance expectations and specific task requirements necessary to integrate a UNISON call center.

II. Procedure

Prior to starting any Unison integration the installers should have a site specification inventory, provided by the DAVOX(R)(R) System Integration Manager
(SIM) defining the system layout and configuration.

During a UNISON install activity service installation personnel will use, as a guideline and task execution document, the Grumman Physical Layer Install checklist. As items are attempted or successfully concluded they should be checked off indicating that particular task(s) completion.

Immediately upon completion of the checklist and inventory a copy should be faxed to Bob Lennon at DAVOX(R) headquarters in Westford, MA at 508 952-0206. Bob will distribute copies as necessary to all cognizant personnel.

A copy is to be left on site for the SIM and be included as part of that particular sites log. GSSC install personnel should provide a folder for this and include all relevant documentation as it pertains to the site.

--------------------------------------------------------------------------------
                                      M-1

Installer__________________________________________Date of Install:_____________
DAVOX(R) SYSTEMS INTEGRATION MANAGER____________________________________________

SITE NAME_______________________________________________________________________

--------------------------------------------------------------------------------
   1.  Equipment (According to spec)
       ----------------------------

       Site Spec Received      Date ___________

                                   Check here                    Number Missing
                             if all accounted for  How Many?         if any

       Sparc Stations              _____             _____            _____
       Monitors                    _____             _____            _____
       Keyboards                   _____             _____            _____
       Mice                        _____             _____            _____
       DSP cards                   _____             _____            _____
       T1 Cards                    _____             _____            _____
       Dig Sw. cards               _____             _____            _____
       Op Interface cards          _____             _____            _____
       Slac Cards                  _____             _____            _____
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   2.  EQUIPMENT INTERCONNECT VERIFICATION
       -----------------------------------

   A.  SPARC STATIONS
       --------------
                                                            Check if OK
       Sparc LAN Connections
          SMC to Work_a, Work_b, ...                           _____
          SMC to TRS_a, TRS_b...                               _____

       NIS Running on every Sparc Station                      _____
       Banner up on every Sparc Work Station                   _____
         (If no graphics monitor to display banner check to see if CLM is running)

       Supervisory Logon OK on every Sparc Station             _____

   B.  PC SUPERVISORS
       --------------

       Lan Connections to proper Work Station                  _____

       Supervisory Logon OK on every Super PC                  _____
         (Banner must come up)

       Can Logout and back in OK                               _____

   C.  AGENT TERMINALS
       ---------------

       All agent terminals can get Logon screens               _____

       Allows logon of individual Agend Ids on all             _____
         Terminals
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      M-2

--------------------------------------------------------------------------------
   3.  DTM
       ---

       DSP's Load up (LEDs have proper reading)                  _____
       Spans in sync                                             _____
       Configuration tables checked out                          _____
       Host file on SMC or TRS reflect all DSPs                  _____
       DSP conn connected on all DSP cards                       _____
       Lines on all spans have been dialed on                    _____
         (Using Isrvr commands)
       Situation for answer, no answer, and busy                 _____
         have been checked out
       All agent and supervisor audio have been                  _____
         checked out (full logon short of campaign)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   4.  HOST ISSUES
       -----------

       (Fill in where applicable)
       FTP has been tried and test file can be xfer'd       _____
       Please Document for FTP set-up
         Host Name                                                 __________
         IP / Address                                              __________
         FTP Logon ID                                              __________
         FTP Password                                              __________
         Xfer Commands                                             __________
       RCS loads up correctly and can be ping'd             _____
       RCS containment files in RCS directory               _____
       RJE set-up and logon information for host            _____

          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   5.  MISCELLANEOUS
       -------------

       Inventory form completed                             _____
       Modem installed and checked                          _____
       8MM installed and seen by system                     _____
       MO disk installed and seen by system                 _____
       Complete system backup                               _____
--------------------------------------------------------------------------------

   6.  COMMENTS OR ISSUES (Add attachments as required)
       ------------------

       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________


Signature______________________________________________  Date __________________


--------------------------------------------------------------------------------
                                      M-3

                                   EXHIBIT N

                         MATERIAL AND SERVICE METRICS


I.   Material Metrics:

     GSSC shall provide the following material metrics on a monthly basis providing the following information on a DAVOX(R) provided document substantially in the form attached hereto. Supporting documentation is available upon request.

     DAVOX(R) Statistics

     1.   Period of Activity
     2.   Product Type
     3.   # of Requests for Period
     4.   # of Priority one Requests
     5.   Requests Filled Same Day
     6.   Requests Shipped Same Day
     7.   Parts Shipped to Replenish Kit(s)
     8.   Parts Shipped to Customer/Site
     9.   # of After Hours Requests
     10.  # of Requests Shipped Counter to Counter
     11.  Shipments Received DOA

DAVOX(R) Inventory Variance

     1.   Part #
     2.   Stock Level
     3.   Quantity On Hand
     4.   Variance
     5.

II.  Service Performance Metrics:

     1. GSSC shall provide, on a document substantially similar to the form attached hereto, monthly Response and Repair Times Metrics Reports for contracted accounts PPM Service requests calculate response times incrementally from 0-2 to over 48 hours. Reporting options include GSSC organizational service delivery levels; branch, district, region and national.

     2. Response Time reports are calculated per the contractual response times as found in Exhibit A, Schedule of Maintenance Services, which
                            ---------
          are further defined by an

--------------------------------------------------------------------------------
          individual sites distance, as measured by highway miles, from the GSSC office providing DAVOX(R) services. All supporting service detail documentation will be provided in addition to the overview charts. Response time reporting options include GSSC's organizational service delivery levels; branch, district, region and national.

     3. Repair Time reports will be provided per the response time format described in item 1. Repair time reporting options include GSSC's organizational service delivery levels; branch, district, region and national.

--------------------------------------------------------------------------------

                               EXHIBIT N (CON'T)

                         MATERIAL AND SERVICE METRICS

II.  Service Metrics

     Davox Metrics
     Targeted Response Time (All Categories)


                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------

     Davox Metrics
     Targeted Response Time (8hr Performance)


                             [CHART APPEARS HERE]



     Davox Metrics
     Targeted Response Time (4hr Performance)


                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------

     Davox Metrics
     Time to Repair (Remedial)


                             [CHART APPEARS HERE]

     Davox Metrics
     Remedial Response Time (Best Effort Performance)


                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------

     Davox Metrics
     Events Opened/Closed (All Categories)


                             [CHART APPEARS HERE]

     Davox Metrics
     First Call Fix (All Categories


                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------

     Davox Metrics
     Service Call Resolution (All Categories)


                             [CHART APPEARS HERE]

     Davox Metrics
     Down Time Report (Remedial)


                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------

                                   EXHIBIT O

                          [LOGO OF DAVOX CORPORATION]

--------------------------------------------------------------------------------

                        GSSC INSTALLATION EVALUTION FORM

Customer Name and Address:                         GSSC Engineer:                                        DAVOX(R) SIM:

__________________________                         ____________________                          _____________________

Site Code:                                         Install Date:

__________________________                         ____________________                          _____________________

1. Was the GSSC Engineer on-site in the specified time frame for the installation?            Yes  No

If no, please explain:

______________________________________________________________________________________________________

2.  Did the GSSC Engineer provide a voice to voice hand-off of the installation to you?       Yes  No

If no, please explain:

______________________________________________________________________________________________________

3.  Did the GSSC Engineer properly complete and provide the Physical Layer Install Checklist and
    Inventory form to you?                                                                    Yes  No

If no, please explain:

______________________________________________________________________________________________________

4.  From your testing, was the system installed, tested, and functional per the Physical Layer
    Install Checklist and Inventory form?                                   Yes  No

If no, please explain:

______________________________________________________________________________________________________

5.  Were any issues or delays with the installation communicated to you prior to the GSSC
    Engineer leaving the site?                                              Yes  No

If no, please explain:

______________________________________________________________________________________________________

6.  Were the systems components clearly and correctly labeled?                   Yes  No

If no, please explain:

______________________________________________________________________________________________________

7.  Were all cables labeled and tie wrapped in an orderly fashion?               Yes  No

If no, please explain:

______________________________________________________________________________________________________

8.  Any other comments regarding the installation?

______________________________________________________________________________________________________________________

SIM Signature:  _____________________________  Date: _____________________

----------------------------------------------------------------------------------------------------------------------

                                      O-1                               05/17/99

                                   EXHIBIT P


---------------------------------------------------------------------------------------------------------------------------------
DAVOX(R) Install/Site Inventory
Form:
---------------------------------------------------------------------------------------------------------------------------------
Send Completed Form To:               C. Donahue at donahue@DAVOX(R).com
---------------------------------------------------------------------------------------------------------------------------------
                                      L. Smetana at smetale@mail.northgrum.com
---------------------------------------------------------------------------------------------------------------------------------
                                      M. Masem at masemmi@mail.northgrum.com
---------------------------------------------------------------------------------------------------------------------------------
GSSC FE Name:
---------------------------------------------------------------------------------------------------------------------------------
DAVOX(R) SIM Name:
---------------------------------------------------------------------------------------------------------------------------------
Date Installed:
---------------------------------------------------------------------------------------------------------------------------------
Account Name:
---------------------------------------------------------------------------------------------------------------------------------
Address:
---------------------------------------------------------------------------------------------------------------------------------
State:
---------------------------------------------------------------------------------------------------------------------------------
ZIP:
---------------------------------------------------------------------------------------------------------------------------------
Suite/Floor:
---------------------------------------------------------------------------------------------------------------------------------
DAVOX(R) Site Code:
---------------------------------------------------------------------------------------------------------------------------------
Customer Site Contact(s)
---------------------------------------------------------------------------------------------------------------------------------
                    Name:
---------------------------------------------------------------------------------------------------------------------------------
                   Phone:
---------------------------------------------------------------------------------------------------------------------------------
Customer Site Contact(s)
---------------------------------------------------------------------------------------------------------------------------------
                    Name:
---------------------------------------------------------------------------------------------------------------------------------
                   Phone:
---------------------------------------------------------------------------------------------------------------------------------
Add Rows as Necessary for Serial Number or Additional Equipment
---------------------------------------------------------------------------------------------------------------------------------
        TYPE                  DAVOX(R) PN        MANU                  MODEL                    DESCRIPTION        SERIAL NUMBER
---------------------------------------------------------------------------------------------------------------------------------
     30T CONVERTER              906204         bay networks           cy2012001                Base T Converter
---------------------------------------------------------------------------------------------------------------------------------
    16P 100 BASE TX             906213         bay networks             FE 516                 Base T Converter
---------------------------------------------------------------------------------------------------------------------------------
       TRMNL SVR                906154         chase iolan             16 port                 Terminal Server
---------------------------------------------------------------------------------------------------------------------------------
       ROUTER TR                906208            Cisco                  2513               enet/token ring router
---------------------------------------------------------------------------------------------------------------------------------
          DCS                   905349           DAVOX(R)               905349                      Dialer
---------------------------------------------------------------------------------------------------------------------------------
       PTR LA400                906151             Dec                   la400                dot matrix printer
---------------------------------------------------------------------------------------------------------------------------------
     PRINTER HP 693             906193             HP                     693c                   color printer
---------------------------------------------------------------------------------------------------------------------------------
        10T HUB                 906121      Milan Technology            x4710H                    Base T Hub
---------------------------------------------------------------------------------------------------------------------------------
      ULTRA 2/2300              906251            SUN             a14-uec2-17e-256ac                Server
---------------------------------------------------------------------------------------------------------------------------------
      ULTRA 5/270               906257            SUN             a21-ufe1a9j-128cg          Server/Workstation
---------------------------------------------------------------------------------------------------------------------------------
      ULTRA 60/300              906254            SUN             a23-uec2-9l-256ac                Server
---------------------------------------------------------------------------------------------------------------------------------
        ULTRA 2                 906187            SUN                   a14-uba2                   Server
---------------------------------------------------------------------------------------------------------------------------------
        SPARC 20                906092            SUN                    20/712                    Server
---------------------------------------------------------------------------------------------------------------------------------
        SPARC 5                 906184            SUN               s5kx2-170-32-p17         Server/Workstation
---------------------------------------------------------------------------------------------------------------------------------
       EXT 1GIG                 906114            SUN                    x5102a                 External Drive
---------------------------------------------------------------------------------------------------------------------------------
       EXT 2GIG                 906115            SUN                    x5152a                 External Drive
---------------------------------------------------------------------------------------------------------------------------------
       EXT 4GIG                 906130            SUN                    x5203a                 External Drive
---------------------------------------------------------------------------------------------------------------------------------
       EXT 4GIG                 906261            SUN                sg-xdsk010a-4g             External Drive
---------------------------------------------------------------------------------------------------------------------------------
       EXT 4GIG                 906190            SUN                    x5213a                 External Drive
---------------------------------------------------------------------------------------------------------------------------------
     CALL VISOR PC              906167           dell          Dimension 133 TWR 220-1906     Personal Computer
---------------------------------------------------------------------------------------------------------------------------------
     8MM TAPE DRV               906201            SUN                x6230a (20-40GB)           8mm tape drive
---------------------------------------------------------------------------------------------------------------------------------
       MO DISK                  906233          syquest                   1.5GB                 External CD Rom
---------------------------------------------------------------------------------------------------------------------------------
      MODEM 28.8                906168        us robotics               000839-OX                    Modem
---------------------------------------------------------------------------------------------------------------------------------
       OTHER
---------------------------------------------------------------------------------------------------------------------------------
       OTHER
---------------------------------------------------------------------------------------------------------------------------------
       OTHER
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                       Sample Unison Configuration Layout

                         [PLAN OF UNISON APPEARS HERE]

--------------------------------------------------------------------------------

                                      P-2                               05/17/99